Posting Supplement No. 73 dated October 10, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 361295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
361295	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 361295. Member loan 361295 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,250 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	3.83%
Length of employment:	11 years	Location:	Ennis, TX

Home town:	Ennis
Current & past employers:	Bank of America Corp., Managed Data & Systems Solutions, U.S. Army
Education:	Dallas Baptist University, Navarro College

This borrower member posted the following loan description, which has not been verified:

Managed Data and Systems Solutions has been doing business for over 3 years. We at MD2S need to expand our operations in the following ways: we are needing to increase staff, increase server and hardware capacity across the company to continue to meet the needs of our existing customer base and our new customer base that we have taken on. Thank you. 369673 added on 10/07/09 > We are needing to expand operations: purchasing additional hardward and software for expansion. By receiving these funds we will be able to expand our operations and take on additional clients. This will increase our revenues and we will be able to pay back this loan at an accelerated rate. Thank you

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,106.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385396	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385396. Member loan 385396 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$9,167 / month
Current employer:	NCS Inc	Debt-to-income ratio:	3.82%
Length of employment:	4 years 3 months	Location:	bronx, NY

Home town:
Current & past employers:	NCS Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I usually pay off my c.c balance every month . Six month ago, I took 0% balance offer on two of my c.c to cover a family emergency and invent in a friend's business. The total balance was about $30000. The total balance now is around $25000 and the promotional rate is expiring and regular rate is going to be 14% and 16%. So I would like to get a fixed rate loan to pay the c.c. off.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,373.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388115	$8,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388115. Member loan 388115 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,258 / month
Current employer:	Oregon Trail council boy Scouts of America	Debt-to-income ratio:	21.88%
Length of employment:	3 years 1 month	Location:	springfield, OR

Home town:	Camden
Current & past employers:	Oregon Trail council boy Scouts of America, Ore-Ia Council BSA
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a floral shop that has been in business nearly 90 years. I am currently waiting on an answer from a bank, but I fear I may not get the loan due to not enough personal equity. So this is a second option of mine. 421320 added on 10/08/09 > This is a floral and gift shop in a well to do neighborhood with sales averaging $250k over the last two years. The previous owner retired and there is a lot of possible growth for increased sales even in a down economy. As the owner I will be the day to day operation, thus eliminating much cost in labor.

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,090.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 390078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390078	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390078. Member loan 390078 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	Linebarger Goggan Blair & Sampson	Debt-to-income ratio:	18.43%
Length of employment:	8 years	Location:	Missouri City, TX

Home town:	Houck
Current & past employers:	Linebarger Goggan Blair & Sampson, Memorial Hermann Hospital
Education:	BS Computer Science - UHD

This borrower member posted the following loan description, which has not been verified:

Trying to consolidate all my loans. This amount will be used to pay off old 401K loans which will allow me to borrow a little over $30K from my 401K (balance over 80K) to payoff everything and have a single payment of less than $600 plus the cost of this Lending club loan.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,417.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 418548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
418548	$7,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 418548. Member loan 418548 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,542 / month
Current employer:	Gordon and Rees LLP	Debt-to-income ratio:	10.64%
Length of employment:	4 months	Location:	Daly City, CA

Home town:	Daly City
Current & past employers:	Gordon and Rees LLP
Education:	Asiacareer College

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my debt and I know that through Lending Club I can pay all my bills.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,557.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 422956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422956	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422956. Member loan 422956 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Guardian Industries	Debt-to-income ratio:	22.34%
Length of employment:	8 years	Location:	Newport, MI

Home town:
Current & past employers:	Guardian Industries
Education:

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to support the lending club process, I will be reinvesting the money on my lending account. Which should produce some CashFlow. 497832 added on 10/06/09 > About $4000 dollars will be used for my recent relationship, she is going through a divorce and I am willing to help her. Her 2 yr old is a blonde cutie, just makes you smile.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	79
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437325

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437325	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437325. Member loan 437325 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	NAVAIR	Debt-to-income ratio:	13.80%
Length of employment:	5 years 2 months	Location:	RIDGECREST, CA

Home town:
Current & past employers:	NAVAIR, Albertson's, Central Freight, Steak and Ale
Education:	Texas A & M University, Naval Postgraduate School

This borrower member posted the following loan description, which has not been verified:

Paying off another loan.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,968.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438283	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438283. Member loan 438283 was requested on October 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,791 / month
Current employer:	On Tap Magazine	Debt-to-income ratio:	20.68%
Length of employment:	1 year 6 months	Location:	Washington, DC

Home town:	Cleveland
Current & past employers:	On Tap Magazine, AFI Silver Theatre
Education:

This borrower member posted the following loan description, which has not been verified:

Debt consolidation loan

A credit bureau reported the following information about this borrower member on October 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	32
Revolving Credit Balance:	$18,996.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443853	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443853. Member loan 443853 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Schmid Broaddus Nugent and Gano PC	Debt-to-income ratio:	11.65%
Length of employment:	3 years 1 month	Location:	EL PASO, TX

Home town:	ogre
Current & past employers:	Schmid Broaddus Nugent and Gano PC
Education:	The University of Texas at El Paso

This borrower member posted the following loan description, which has not been verified:

Investment in real estate

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,165.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444444	$5,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444444. Member loan 444444 was requested on September 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Secure Data Defense	Debt-to-income ratio:	20.92%
Length of employment:	12 years	Location:	ROCHESTER, NY

Home town:	Rochester
Current & past employers:	Secure Data Defense, Victorias Secret
Education:	Isabella Graham Hart, Monroe Community College

This borrower member posted the following loan description, which has not been verified:

I was approved and offered by you at lending tree.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	50
Revolving Credit Balance:	$3,179.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444970

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444970	$24,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444970. Member loan 444970 was requested on October 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,333 / month
Current employer:	Bay Point Homes Corp	Debt-to-income ratio:	17.33%
Length of employment:	10 years	Location:	navarre, FL

Home town:
Current & past employers:	Bay Point Homes Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to refinance higher interest debts into one convenient payment. Then I plan to eliminating some of my revolving lines of credit.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,981.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445066

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445066	$25,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445066. Member loan 445066 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	keoki global	Debt-to-income ratio:	0.47%
Length of employment:	4 years 4 months	Location:	MONTEREY PARK, CA

Home town:	Shanghai
Current & past employers:	keoki global, Marino Intl. Group
Education:

This borrower member posted the following loan description, which has not been verified:

I feel I am a strong candidate for this loan because I have strong income (annual $100K +)and can make the payment with no problem. I do not have any mortgage payment nor do I have a car payment. I plan on reinvesting the loan into a small joint venture which I believe will yield me additional income. 543289 added on 10/07/09 > Upon multiple suggestions to have my income verified, I am working on having it subitted before weeks end. (10/09/09) 543289 added on 10/09/09 > As per a conversation with a lending club rep., I was told that the only way for me to be able to submit income verification was if "The Lending Club" requested that info. I DO have my income verification, on hand if needed.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,119.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445182	$9,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445182. Member loan 445182 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Portrait Innovations	Debt-to-income ratio:	12.04%
Length of employment:	2 months	Location:	HOUSTON, TX

Home town:	Alvin
Current & past employers:	Portrait Innovations, Starbucks
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

Really need to consolidate bills, just got married and need to work towards paying me and my wifes bills in a more timely fashion.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,171.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445296	$15,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445296. Member loan 445296 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	SBA Network Services	Debt-to-income ratio:	20.44%
Length of employment:	8 years 6 months	Location:	LAKE WORTH, FL

Home town:	Manasquan
Current & past employers:	SBA Network Services
Education:	Brookdale Community College

This borrower member posted the following loan description, which has not been verified:

Hello, I am seeking a loan to assist me with a number of finance issues. I would like to consolidate my higher interest credit cards, pay my son's orthodontist in full as opposed to a monthly payment and pay for college costs for my oldest child. I currently owe the IRS and prefer to pay them off. If these debts were paid I would have more liquid cash at the end of the month. My outgoing bill payments are over $1,200 monthly currently. 543739 added on 10/08/09 > As explained, my outgoing current bills are $1,200 for the above noted. My obtaining this loan to pay down debt my payments would be reducedto approx. $535.00 for just the loadn. This would give me nearly $700 per month more for savings and or living expenses.

A credit bureau reported the following information about this borrower member on September 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	81
Revolving Credit Balance:	$8,086.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 445499

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445499	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445499. Member loan 445499 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	STARK AQUARIUM PRODUCTS INC	Debt-to-income ratio:	11.76%
Length of employment:	2 years 5 months	Location:	CORONA, NY

Home town:	Jackson Heights
Current & past employers:	STARK AQUARIUM PRODUCTS INC
Education:	CUNY Medgar Evers College

This borrower member posted the following loan description, which has not been verified:

my credits cards have high rates, i pay every month more than the minimum payment but my balances seems to not go down. please help me to get a loan with a low rate so i can reduce my high balances so my credit score can not go down. in my credit report records it shows a past due account of 30 days, this past due was for my old navy credit card b/c i was let for 2 days, this happened 4.5 years ago, i call old navy and gave them a valid reason of why i was late, and they told me that they would not put in my account the late information b/c of the reason i explained to them. i recently called old navy and they told me they will remove the late information from my records within 2 weeks.i have never been late with my payments on any of my accounts. please review my credit carefully and help me to consolidate my debts into one payment.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,036.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445808

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445808	$20,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445808. Member loan 445808 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Retired & Disability	Debt-to-income ratio:	23.86%
Length of employment:	n/a	Location:	Massapequa, NY

Home town:	Brooklyn
Current & past employers:	Retired & Disability
Education:

This borrower member posted the following loan description, which has not been verified:

Personal Loan

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	14	Months Since Last Delinquency:	18
Revolving Credit Balance:	$4,503.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445938	$24,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445938. Member loan 445938 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Pediatric Services of America	Debt-to-income ratio:	9.67%
Length of employment:	1 year 7 months	Location:	HOUSTON, TX

Home town:	Houston
Current & past employers:	Pediatric Services of America, Mental Health Mental Retardation Aurthority of Harris County
Education:	The University of Texas at Austin, Bachelors, The University of Texas at Dallas, Masters Degree

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate debt, wedding expenses and beginning a new business with a partner. The business is Prodigo Wines, a wine broker for a new label. My partner has been in the restaurant business for 9 years and has contacts all throughout the city of Houston. I have excellent credit. As of yesterday my credit score was 750. I have a stable job as a speech-language pathologist. My salary is $80,000 a year. I will also begin doing contract work in the middle of October which will increase my monthly income by at least $2000. 544954 added on 10/06/09 > I want to add a little more detail...As far as the consolidating debt goes, I will be paying off my student loan. We will also be consolidating my fiance's credit card debt he accrued during a recent unemployment (his not mine). The money will also go to helping our business get started by building a website for our business, PR and a few start up fees. Start up fees include buying the label outright which will allow us to have a make more profit in the long run. The remaining will go to wedding expenses. We really don't want to wait to get married. I also would like to clarify that when I said I spend around 3400 a month that is for everything rent, car note, groceries, utilities, going out to eat, etc. This leaves me $1000 extra a month. In addition to my contract job beginning next week I will have more than enough to cover the loan amount. Thank you for your help! Please let me know if you have any questions!

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	32
Revolving Credit Balance:	$254.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 446043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446043	$8,400	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446043. Member loan 446043 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Milwaukee Public Schools	Debt-to-income ratio:	13.44%
Length of employment:	12 years	Location:	Milwaukee, WI

Home town:	Milwaukee
Current & past employers:	Milwaukee Public Schools, Willowglen Academy
Education:	UW Milwaukee, Marquatte University

This borrower member posted the following loan description, which has not been verified:

Looking for a personal loan of 6 to 8k to cover expenses.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	37
Revolving Credit Balance:	$6,837.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 446264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446264	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446264. Member loan 446264 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	General Motors	Debt-to-income ratio:	6.27%
Length of employment:	24 years 6 months	Location:	Swartz Creek, MI

Home town:	Flint
Current & past employers:	General Motors, Creative Foam
Education:	Mott Community College

This borrower member posted the following loan description, which has not been verified:

Hello, this is my first attempt at this. I am so excited, this is a great idea, and soon I will be at the other end of this idea.. lending instead of borrowing. I have a daughter in college, so instead of her accruing debt, I am. But it's alright with me, she has a goal of becoming a parole officer, and I am willing to help her get there. She is in her 3rd year of college at CMU. So what I need is a place to put my credit card debt from the last two years that I had three car payments and had to keep moving debt to 0% cards. I will be down to only one car pmt and will be putting the 600.00 pmt plus the 200.00 credit card pmt I have been making towards this loan every month. If I transfer the money to another 0%, I will have pay 1000.00 anyway for the movement. So I may as well get a fixed rate and pay the interest monthly to someone I would probably like better anyway! I always pay my bills, never late, I work every day 6-7 days a week 12 or more hours per day. I am a consciencious person, who you can trust. I am 46 years old, my kids are both living on their own, one in his own home with his own fledgling business, {he also works all possible hours}. I am married to a man who works in the same place I do, same amount of hours. We just need a temporary loan to get this particular debt knocked out. I could get about 7500.00 out of my psp, but then that is just another payment out there, and I just want one payment of 800.00. I could actually handle a 1000.00 payment if that suits someone better, that would be just fine. Probably better in the long run. My fingers are crossed, I have until December to move this debt. My daughter's next semester tuition is in a CD, so that is not a factor. Also, I am receiving an award of 7000.00 from a suggestion I made and should receive that sometime in October. That has been allocated for this debt also. Thanks for thinking of me. Julie ps, my credit score in around 670

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	63	Months Since Last Delinquency:	14
Revolving Credit Balance:	$22,910.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 446341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446341	$4,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446341. Member loan 446341 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,250 / month
Current employer:	CityNet	Debt-to-income ratio:	7.66%
Length of employment:	2 years 7 months	Location:	CLARKSBURG, WV

Home town:	Clarksburg
Current & past employers:	CityNet, DePolo Law Office, Office Max, Hat World
Education:	School Of Computer Technology

This borrower member posted the following loan description, which has not been verified:

My wife and I just inherited a family home and we want to upgrade the downstairs bathroom. It needs a shower, a new toilet and floor. I am very reliable with my monthly payments and always pay my credit cards off in full every month. You can check with any of my current creditors I always pay on time.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	61
Revolving Credit Balance:	$3,416.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446350	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446350. Member loan 446350 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	10.84%
Length of employment:	1 year 19 months	Location:	BOSTON, MA

Home town:
Current & past employers:	Fidelity Investments
Education:

This borrower member posted the following loan description, which has not been verified:

545795 added on 10/07/09 > Consolidating higher interest rate debt. Will likely prepay loan with bonus payments. I've never been late on a payment. I have automobiles and property that are paid in full, but this looks like an easier way to get short-term funding. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$72,210.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446465	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446465. Member loan 446465 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Crossmark	Debt-to-income ratio:	8.08%
Length of employment:	2 years 6 months	Location:	MALVERNE, NY

Home town:	Rockville Centre
Current & past employers:	Crossmark, Coca-Cola Enterprises
Education:	Manhattan College

This borrower member posted the following loan description, which has not been verified:

Borrowing to consolidate credit card debt. I always pay above the minimum balance and have a excellent history of paying on time.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	71
Revolving Credit Balance:	$18,960.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446466	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446466. Member loan 446466 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Country Financial	Debt-to-income ratio:	16.99%
Length of employment:	23 years 4 months	Location:	BLOOMINGTON, IL

Home town:	Towanda
Current & past employers:	Country Financial
Education:	Illinois State University

This borrower member posted the following loan description, which has not been verified:

This request is for some needed home improvements before winter.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	32	Months Since Last Delinquency:	13
Revolving Credit Balance:	$9,586.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446481	$10,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446481. Member loan 446481 was requested on September 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Gap Inc.	Debt-to-income ratio:	19.75%
Length of employment:	9 years 11 months	Location:	Hempstead, NY

Home town:	FarRockaway
Current & past employers:	Gap Inc., Lechters
Education:	Queens Borough

This borrower member posted the following loan description, which has not been verified:

The pupose of my loan is to be able to buy a home in the future. The loan would be used to consolidate my monthly payments into 1. I have a steady job for the past 10 years with Gap Inc. and for the past 4 years have earned over $55,000. I have always made my monthly payments. Reducing my payments and with a better interest rate, I will be more able to save money and buy my home within the next 2years.

A credit bureau reported the following information about this borrower member on September 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	64
Revolving Credit Balance:	$7,201.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446497	$25,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446497. Member loan 446497 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$35,850 / month
Current employer:	Self employed CPA and RE Business	Debt-to-income ratio:	6.48%
Length of employment:	33 years	Location:	Oneonta, NY

Home town:	Darmstadt
Current & past employers:	Self employed CPA and RE Business, Merrill Lynch, Metropolitan Life, M Sternlieb & Company CPAs, Hartwick College, New York University
Education:	New York University, Seton Hall University, SUNY at Binghamton

This borrower member posted the following loan description, which has not been verified:

I have a CPA practice for the past 30 years and a active renovation/student rental business which last year grossed about 390,000 in income and approximately $430,000 is the gros projected rent and accounting income for the upcoming season. I live on the CPA practice money and the student rental business income is constantly being reinvesting for my retirement. We have a web business that has taken in a couple thousand, and i expect that to grow substantially as we are marketing some high ticket items. I would like the loan to help reduce my monthly payments by about $7-900 which can be done simply by consolidating payments to Home Depot, Lowes, Bank of America. At the same time it would free up funds to do renovations and for marketing. My credit history is absolutely flawless as I have no late payments, judgments, etc. My credit score, which is definitely a higher grade, thus typically fluctuates between 650-710, and depended only on the % I use my credit card reserves - whether none, a third, half, etc, as this changes during the busy (tax season) and slow times, and this loan makes the most sense if it is at a reasonably lower rate to consolidate obligations and go forward.

A credit bureau reported the following information about this borrower member on September 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	53
Revolving Credit Balance:	$73,719.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446661	$19,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446661. Member loan 446661 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,458 / month
Current employer:	Isabella Geriatric Center	Debt-to-income ratio:	19.87%
Length of employment:	19 years 6 months	Location:	Bergenfield, NJ

Home town:	NY
Current & past employers:	Isabella Geriatric Center, DHL
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently in credit card debt and I have cut all my credit cards, however with the current interest rates and paying only the minimun I will never get out of debt. I want a loan to payoff all my cards and be out of debt in 3 years. I have workrd hard to build my credit history and do not want to default or declare bankrupty. I believe in paying for the debt that I have amassed, but right now I am drowning paying only minimums and will never be debt free at this rate.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,176.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446664	$25,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446664. Member loan 446664 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	miller edge inc	Debt-to-income ratio:	1.31%
Length of employment:	7 years	Location:	WEST GROVE, PA

Home town:	west grove
Current & past employers:	miller edge inc
Education:

This borrower member posted the following loan description, which has not been verified:

i also have a patent pending that i will use some of the money for

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$802.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446805	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446805. Member loan 446805 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,833 / month
Current employer:	K-LO Construction, Inc.	Debt-to-income ratio:	15.70%
Length of employment:	1 year	Location:	Lothian, MD

Home town:	Edgewater
Current & past employers:	K-LO Construction, Inc., Georgia Pacific Corporation
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I have a well established credit history and consider myself an excellent credit risk. I would like a loan to consolidate my debt while waiting on my year end bonus.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$290,341.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446810	$7,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446810. Member loan 446810 was requested on September 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Bush construction	Debt-to-income ratio:	16.32%
Length of employment:	10 years	Location:	CARTHAGE, TX

Home town:
Current & past employers:	Bush construction
Education:

This borrower member posted the following loan description, which has not been verified:

Need personal loan to cover legal fees.

A credit bureau reported the following information about this borrower member on September 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	17
Revolving Credit Balance:	$911.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446839	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446839. Member loan 446839 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	ABC COMPANY	Debt-to-income ratio:	12.34%
Length of employment:	20 years	Location:	CITRUS HEIGHTS, CA

Home town:	Modesto
Current & past employers:	ABC COMPANY, Have broom will travei
Education:

This borrower member posted the following loan description, which has not been verified:

Thank you

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,210.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 446866

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446866	$12,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446866. Member loan 446866 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Patient Care Associates	Debt-to-income ratio:	10.39%
Length of employment:	4 months	Location:	Langhorne, PA

Home town:	Gibbstown
Current & past employers:	Patient Care Associates, Applebees Restaurant, Mercy Health Fitzgerald Hopsital, Eckerd drug
Education:	Holy Family University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt. I currently have $12, 500 in credit card debt. My monthly payments are $200, $150, and $10 dollars. Combined- I a pay $360.00 a month just in minimum payments. I would like to have one payment a month and a goal date to have this paid. I have had two loans before through Bank of America, both of which I paid off and was on time every month. I have never been 30 days late with ANY of my bills, I do have student loans but they are in deferment right now. I will be consolidating those loans as well after my deferment is up for one monthly payment. I would be paying off my two Bank of america Credit Cards and a Best Buy credit card.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,343.00	Public Records On File:	0
Revolving Line Utilization:	67.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446882	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446882. Member loan 446882 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	WELLESLY PUBLIC SCHOOLS	Debt-to-income ratio:	24.40%
Length of employment:	2 years 3 months	Location:	NATICK, MA

Home town:	boston
Current & past employers:	WELLESLY PUBLIC SCHOOLS, medfield public schools
Education:	University of Maryland-College Park, Boston University

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern, After filling in the appropriate information (including the account numbers of the credit cards I wished to consolidate) I received a response from the Lending Club that I had been approved for a $18000 loan. The terms of the loan were not included except that there was both an interest rate and an APR. Subsequently I confirmed via telephone with a representative that this offer is a closed-end installment loan. Please understand that I have an offer on the table from Wells-Fargo to consolidate my debt in such a way where my monthly payments are reduced and my loans will be paid off sooner. I am taking this opportunity to see if there is a competitive offer to be found. I have good credit and always pay more than the minimum due on my credit cards. I would like to consolidate the total amount I owe for (1) convenience of payment, (2) to reduce my percentage rates, and (3) to reduce my revolving credit by moving these debts to an installment payment. I feel I am an excellent candidate to receive such a loan because I already make regular payments toward my debt; I am merely moving the debt off revolving credit and lowering percentage rates. Additionally, I've worked in the same school system for years and live a stable, sober lifestyle. Regards.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	72
Revolving Credit Balance:	$19,525.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447032	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447032. Member loan 447032 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	8.02%
Length of employment:	2 years 3 months	Location:	s bound brook, NJ

Home town:	Houston
Current & past employers:	Morgan Stanley, Merrill Lynch
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I have a 735 avg credit from all 3 bereaus. I have car note - currently bal of 9,500 from 17K , credit card - currently bal of 14,000 from 15k. I have NEVER missed a payment, however, I have other financial obligations. Such as a new business venture in Solar Energy sales, Home improvement. I make a net of almost 4500 a month. single, no kids, just focussed on my future. The objective of this loan is to consolidate my debt to one lender, and one due date a month.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,278.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 447035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447035	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447035. Member loan 447035 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	QSG Inc.	Debt-to-income ratio:	14.83%
Length of employment:	2 years 6 months	Location:	BURNSVILLE, MN

Home town:
Current & past employers:	QSG Inc., The Sports Authority, Sprint Nextel Corp.
Education:	Metropolitan State University

This borrower member posted the following loan description, which has not been verified:

I will be using the money to consolidate credit cards and a student loan. I have recently graduated college and found a full time job. The payments will not be a problem. My credit score is fair due to high credit cards, however I have never missed a payment on anything. I am very reliable with payments, but am just looking to clear up credit cards. 547199 added on 10/05/09 > As far as employment history, I have been working for the same company since March of 2007. The company is a healthcare software company based out of Minnesota. 547199 added on 10/05/09 > Additionally, when my debt is consolidated, my only remaining monthly expenses will be my rent, cell phone, and car insurance. This totals about $600 per month. Thanks for any help with investments!

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,922.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447040	$25,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447040. Member loan 447040 was requested on September 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,975 / month
Current employer:	Insight	Debt-to-income ratio:	20.28%
Length of employment:	3 years	Location:	TEMPE, AZ

Home town:	Phoenix
Current & past employers:	Insight, DHL, Pegasus Solutions, SAP America
Education:	Mesa Community College

This borrower member posted the following loan description, which has not been verified:

I have three unsecured debts that I want to consolidate to lower my monthly payment. I have never been late on any of these loans and can make the payments today. I just want to lower my monthly payment to give me more breathing room.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	58
Revolving Credit Balance:	$14,858.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 447062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447062	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447062. Member loan 447062 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	n/a	Debt-to-income ratio:	6.64%
Length of employment:	n/a	Location:	Jersey City, NJ

Home town:
Current & past employers:	ThomsonReuters
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I'm looking to close out debt from my wedding and honeymoon. Consolidating our outstanding debt into one stream will help us realize our goal of being debt free sooner. Right now, our payments are so dispersed among creditors that it's tough to make a dent. 521771 added on 10/08/09 > I wanted to provide a quick update. Some have asked me to have LC verify my income. I reached out to the Credit Review team for the second time today (and made my 4th inquiry into the general support team) asking how I can go about having the verification completed, but I have yet to hear back from anyone. Obviously it would have been advantageous to have this completed by now...I am trying!

A credit bureau reported the following information about this borrower member on September 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,271.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447064	$19,200	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447064. Member loan 447064 was requested on September 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	US Army	Debt-to-income ratio:	10.93%
Length of employment:	9 years 2 months	Location:	APO AE, NY

Home town:	Logan
Current & past employers:	US Army, Jambe Juice
Education:	Boise State University

This borrower member posted the following loan description, which has not been verified:

I am refinancing my credit cards in order to pay them off quickly and completely. I have always paid my bills on time but I don't want to carry this much debt anymore.

A credit bureau reported the following information about this borrower member on September 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$222.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447196	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447196. Member loan 447196 was requested on September 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Self Employed Consultant	Debt-to-income ratio:	19.33%
Length of employment:	6 years	Location:	Orland Park, IL

Home town:	Joliet
Current & past employers:	Self Employed Consultant, Cendant Home Funding LLC
Education:	University of St. Francis

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan for real estate taxes on a investment property. The property is now leased and payments will be coming in on a regular basis. I've always been a good borrower and pay my debt on time.

A credit bureau reported the following information about this borrower member on September 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,388.00	Public Records On File:	1
Revolving Line Utilization:	94.20%	Months Since Last Record:	78
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447279	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447279. Member loan 447279 was requested on September 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	GRY	Debt-to-income ratio:	13.75%
Length of employment:	1 year 1 month	Location:	New Orleans, LA

Home town:
Current & past employers:	GRY
Education:	The Art Institute

This borrower member posted the following loan description, which has not been verified:

I am wrapping up my Bachelor's Degree online in the next two months and recently incurred a lot of unexpected relocation expenses on credit cards. I would like to consolidate all of this credit card debt into a single monthly payment with lower interest. I have a 3.2 GPA and have been employed full-time almost the entire time I have been in school. 547750 added on 10/06/09 > My total revolving debt is lower than what is shown here, as I have paid off many of my accounts in the last few weeks. This loan will allow me to pay off and close my remaining high interest credit cards.

A credit bureau reported the following information about this borrower member on September 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	35
Revolving Credit Balance:	$10,361.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 447285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447285	$15,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447285. Member loan 447285 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	The 360 Consulting Group	Debt-to-income ratio:	6.74%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:	Washington
Current & past employers:	The 360 Consulting Group, Black Coalition on AIDS
Education:

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to pay off my credit card debt, which I have been trying to do over the past year despite the continuing rise in their interest rates. Despite many attempts in requesting lower interest rates or fixed low rate to expedite payment, these credit card companies have been consistently fighting against lowering my rates. This is depressing when I doing my very best to pay just above the minimum due to get ahead. My financial situation: I am employed full-time with a small independently minority-owned business in San Francisco. The business is stable and is adamant in maintaining its current staff of three individuals employed and provide employer-paid health benefits to help staff during this economic crisis. I am a good candidate for this loan because I work hard and want to get ahead and get rid of my debt without being abused by creditors with continually increasing interest rates prior to government oversight. I spend sleepless nights thinking of ways to better negotiate with creditors and when I contact them, I am shot down. I need to know that there is hope out there for people like me, who are responsible and do everything possible to erase their debt to move forward with building a better life. For goodness sake, I've even considered putting my rescue dog up for adoption because I keep looking for ways to cut expenses. Monthly net income: $4583.00 Monthly expenses: $2455.00 Housing: $1788.00 Utilities: $112.00 Phone, cable, internet: $225.00 Food, entertainment: $150.00 Clothing, household expenses $50 Credit cards and other loans: $325 Other expenses: $55 (dog food, supplements, and bath) 547759 added on 10/05/09 > I appreciate those investors that have found it worthwhile to fund my loan and provide me with the financial assistance needed to consolidate my debt. I promise you that I will not flake on this loan. My employment is secure and I've been reassured that as a small business with only 3 employees, there is no more room for cut-backs -- that we're at are very basic in operations.

A credit bureau reported the following information about this borrower member on September 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	13	Months Since Last Delinquency:	21
Revolving Credit Balance:	$306.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447294	$12,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447294. Member loan 447294 was requested on September 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,708 / month
Current employer:	Ready Set Sales	Debt-to-income ratio:	13.10%
Length of employment:	4 years 11 months	Location:	CHICAGO, IL

Home town:	Zion
Current & past employers:	Ready Set Sales, The Rubicon Group Ltd
Education:	Lewis University

This borrower member posted the following loan description, which has not been verified:

Basic 36 month loan to pay off accumulated credit card debt from college and getting started. Have not added to credit cards in 24 months and sick of higher rates and bank fees. Steady job for 5 years and ready to get out of the cycle.

A credit bureau reported the following information about this borrower member on September 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	18
Revolving Credit Balance:	$14,606.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447369	$5,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447369. Member loan 447369 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	8.14%
Length of employment:	n/a	Location:	ridgeland, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I want you all to know that I am very honest person and would pay every penny back. I never missed or was late on any bills for the last 4 years. I am trying to get rid of all my credit cards one by one.

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,111.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 447423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447423	$10,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447423. Member loan 447423 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,525 / month
Current employer:	hopewell-prince george driving school	Debt-to-income ratio:	21.69%
Length of employment:	2 years	Location:	COLONIAL HEIGHTS, VA

Home town:	Hopewell
Current & past employers:	hopewell-prince george driving school
Education:	Christopher Newport University

This borrower member posted the following loan description, which has not been verified:

I need the cash to put central air into a rental house that I have and am planning to sell next summer. It already has a stable renter and the rent will more then cover the mortgage and this note.

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,776.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447457	$22,750	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447457. Member loan 447457 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Redmond Door & Millwork	Debt-to-income ratio:	7.30%
Length of employment:	3 years 9 months	Location:	Bend, OR

Home town:	Medford
Current & past employers:	Redmond Door & Millwork, Deschutes Window and Door
Education:	Pacific University

This borrower member posted the following loan description, which has not been verified:

Looking for funding to help bridge the cash flow between AR and AP

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,247.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447472	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447472. Member loan 447472 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Targus Information Corporation	Debt-to-income ratio:	5.99%
Length of employment:	2 years 2 months	Location:	FALLS CHURCH, VA

Home town:
Current & past employers:	Targus Information Corporation
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

Looking for flexible options - perhaps 3yr and/or a 5yr term. 548186 added on 10/07/09 > FYI to lenders....I have contacted Lending Club twice now about verifying my income but have received no help yet. Please stand by as I continue to try....

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,634.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447475

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447475	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447475. Member loan 447475 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	The Landing R B Gen, LLC	Debt-to-income ratio:	12.36%
Length of employment:	4 years 4 months	Location:	Orlando, FL

Home town:	Havana
Current & past employers:	The Landing R B Gen, LLC
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I, need personal loan

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,256.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447490

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447490	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447490. Member loan 447490 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,767 / month
Current employer:	M2 Technologies Inc.	Debt-to-income ratio:	18.22%
Length of employment:	4 years 2 months	Location:	FRAMINGHAM, MA

Home town:	Kowloon
Current & past employers:	M2 Technologies Inc., State Street Corp.
Education:	Northeastern University, Bay State College

This borrower member posted the following loan description, which has not been verified:

This loan is for an educational purpose. Thank you! 548228 added on 10/06/09 > This personal loan is for my helicopter training. I had already saved 50% of the tuition but financial aid is not available. This will be a second career in addition to my full time accounting career. I work for a government contractor that is stable and been with the company for more than 4 years. I have reliable income and this will be an additional career. With my accounting background, I know this loan is within my financial capability, I am never late on payment. I was interested in Lending Club because of the lower interest rate than conventional bank can offer. I hope this loan will be able to help me start my helicopter training soon. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,604.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447515	$25,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447515. Member loan 447515 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	United Home Care Services	Debt-to-income ratio:	0.24%
Length of employment:	5 years 2 months	Location:	Homestead, FL

Home town:	Havana
Current & past employers:	United Home Care Services
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I, need personal loan

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$402.00	Public Records On File:	1
Revolving Line Utilization:	2.70%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 447541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447541	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447541. Member loan 447541 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Lifesharing(UCSD Medical Center)	Debt-to-income ratio:	11.76%
Length of employment:	9 months	Location:	San Diego, CA

Home town:	Santa Ana
Current & past employers:	Lifesharing(UCSD Medical Center), Medix Ambulance Service
Education:	San Diego Miramar College

This borrower member posted the following loan description, which has not been verified:

I had to use my two credit cards while in school and not working. During the financial crisis both Wells Fargo and Citibank raised my interest rates to 29.9%. I'm now working and trying to pay everything off and the interest fees are draining. I would rather not pay into credit card companies anymore as I become debt free.

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	10
Revolving Credit Balance:	$8,834.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447571	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447571. Member loan 447571 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Sauk Prairie Memorial Hospital	Debt-to-income ratio:	14.50%
Length of employment:	3 months	Location:	Sauk City, WI

Home town:	Peru
Current & past employers:	Sauk Prairie Memorial Hospital, BirthCare Staffing, Trinity Medical Center, American Mobile, Cross Country Trav Corp, St. Francis Medical Center
Education:	Saint Francis Medical Center College of Nursing, University of Dallas

This borrower member posted the following loan description, which has not been verified:

About Me: I am currently a Labor and Delivery Nurse near Madison, WI. My husband is the manager of HR Systems for a Fortune 500 company. We are both employed full-time (although I'm out on maternity leave) and our combined income is close to $140,000.00 per year. We have 3 children and work opposite of each other so we don't have child care expenses. Purpose of Loan: I have a couple of personal loans with high interest rates and two credit cards that I would like to consolidate so I can have the ease of paying just one bill. While we are able to meet all of our financial obligations, we are carrying two mortgages as we had to relocate for my husband's job and sale of our former residence is taking longer than hopped. As such, we are looking to consolidate some home improvement loans that we'd taken out and credit cards with 0% introductory rates before the introductory periods come to an end. My financial situation: We both currently have a good jobs and are able to comfortably make the monthly loan payments. We am a very hard working individuals and always pay our debts. My goal is to pay off this loan in less than 1 year so that I may get rid of my debt completely, and start saving money. I am highly motivated to pay down my debts so that we can focus on our long term savings and investment goals. Furthermore, I do not have, nor have I ever had, any bankruptcies, unpaid liens or judgments against me. Should you have any questions about this loan request, please don't hesitate to contact me. Monthly net income: $ 8,000.00 Monthly expenses: $ Mortgage 1: $ 1022.00 Mortgage 2: $ 641.00 Insurance: $ 345.25 Property Taxes: $500 Car expenses: $ 0 Utilities: $ 397.00 Phone, cable, internet: $ 176.00 Food, household, entertainment: $ 800.00 Clothing, household expenses $ 200.00 Credit cards and other loans: $ 482.00* Student Loans $ 107.00 Tithe: $800 Other expenses: $ 0.00 *These are the combined minimum payments for the loans/credit cards we are consolidating. We've been paying away as much as we are able on our debts. This loan will eliminate this payment. Thank you so much for your time and consideration.

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,717.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 447617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447617	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447617. Member loan 447617 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Milestone Farm	Debt-to-income ratio:	11.20%
Length of employment:	10 years	Location:	George's Mills, NH

Home town:	Concord
Current & past employers:	Milestone Farm
Education:

This borrower member posted the following loan description, which has not been verified:

My husband and I currently own a successful Equestrian Business, training horses and teaching riding lessons. We recently began leasing a beautiful facility to enable us to offer boarding as well, to our clients and students. We are already full and woudl like to expand to accomodate new customers. I have over 20 years of experience in my profession and have proven myself successful. Currently, our demand is exceeding our supply. We are seeking a loan to better and expand our business in various aspects. 548492 added on 10/09/09 > **Thank you to all of our investors so far!** Please feel free to ask questions/request more information. We are very excited to put this loan to good use and although we have recieved a great response, we still have some distance to cover!

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	79
Revolving Credit Balance:	$5,418.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 447662

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447662	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447662. Member loan 447662 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$18,065 / month
Current employer:	US Prime	Debt-to-income ratio:	3.53%
Length of employment:	2 years 1 month	Location:	Burbank, CA

Home town:	Burbank
Current & past employers:	US Prime
Education:	Pepperdine University

This borrower member posted the following loan description, which has not been verified:

I'm getting married on 12/28 and we have decided to also buy a house. I would like to get a loan to pay all expenses for the wedding upfront then will pay off loan right after the wedding

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,424.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447666	$13,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447666. Member loan 447666 was requested on September 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,459 / month
Current employer:	University of California San Francisco	Debt-to-income ratio:	15.88%
Length of employment:	20 years 6 months	Location:	San Francisco, CA

Home town:	Los Angeles
Current & past employers:	University of California San Francisco, American Savings and Loan
Education:	University of the Pacific, Riverside Community College

This borrower member posted the following loan description, which has not been verified:

I am a dependable, hard-working person with over 20 years in my current job. Over the past several years I have worked to change my spending habits, improve my credit score, and pay down my credit card debt. I have reduced my total outstanding revolving credit debt by $7,000 in the past year. I have only had one late payment in the last 5 years and that was over 3 years ago. As a result of past bad habits a number of my debts already had high interest rates, however the rest have all seen recent interest rate increases and the ones with fixed rates have been changed to variable rates. If funded, I will use the proceeds of this loan to pay off my the high interest debts listed below. The payment for this loan will be close to the minimum payments for the debts being paid off. What I will gain is a guarantee of being rid of this debt in 3 years. In addition, I will be able to put the difference between what I have been paying each month and the payment for this loan in a savings account to build up my emergency funds (goal is to increase my emergency funds from 1 month to 3-4 months of expenses). Company Balance / Current Rate / Minimum Payment / Average Payment HFC / balance / 2,844.55 / 28.9% / min 75.00 / avg 150.00 BofA / balance 1,548.61 / 23.4% / min 90.00 / avg 150.00 Chase/ balance 7,040.13 / 27.24% / min 228.00 / avg 300.00 Capital One / balance 876.33 / 19.8% / min 21.00 / avg 50.00 Avenue / balance 631.86 / 22.8% / min 40.00 / avg 50.00 Total / balance 12,941.48 / min 454.00 / avg 700.00

A credit bureau reported the following information about this borrower member on September 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	43
Revolving Credit Balance:	$14,255.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447698	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447698. Member loan 447698 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Bayfront Medical Center	Debt-to-income ratio:	6.37%
Length of employment:	1 year	Location:	Tampa, FL

Home town:	Warren
Current & past employers:	Bayfront Medical Center, H. Lee Moffitt Cancer Center
Education:	University of Central Florida

This borrower member posted the following loan description, which has not been verified:

I wish to consolidate my credit card debt and personal debt into one monthly payment. I have excellent credit and am trying to make my life easier and save money.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	70
Revolving Credit Balance:	$17,000.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447709	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447709. Member loan 447709 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,158 / month
Current employer:	upper merion area school dist.	Debt-to-income ratio:	12.46%
Length of employment:	11 years 8 months	Location:	PHILADELPHIA, PA

Home town:	Raleigh
Current & past employers:	upper merion area school dist., HGO MAINTENANCE
Education:	BLOOMSBERG ST.

This borrower member posted the following loan description, which has not been verified:

i want to pay off other loans, and have shorter term to pay back. also would love to get a car. 548646 added on 10/07/09 > Im gone to skip the car at this time and purchase the house i live in. Still pay off other loans for shorter term.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447737	$25,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447737. Member loan 447737 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Omega Design Group	Debt-to-income ratio:	9.81%
Length of employment:	35 years 4 months	Location:	ATLANTA, GA

Home town:	Chicago
Current & past employers:	Omega Design Group, Omega Hospitality Group, Service America, Playboy Enterprises
Education:	Illinois Institute of Technology, University of Chicago

This borrower member posted the following loan description, which has not been verified:

Waiting for collection of $ 55,000 in receivables

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	36
Revolving Credit Balance:	$24,425.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447781	$9,600	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447781. Member loan 447781 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	G and G Maintenance Services	Debt-to-income ratio:	15.36%
Length of employment:	29 years	Location:	Orange, CA

Home town:	Ventura
Current & past employers:	G and G Maintenance Services, Service first
Education:	Real Estate Liscense and general contractor

This borrower member posted the following loan description, which has not been verified:

I need to use this money to pay down my higher intrest loans, Thank you! Don

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	44
Revolving Credit Balance:	$7,283.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447788	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447788. Member loan 447788 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	United States AirForce	Debt-to-income ratio:	22.47%
Length of employment:	7 years 4 months	Location:	Jonesboro, AR

Home town:
Current & past employers:	United States AirForce
Education:	Community College of the Air Force (CCAF), Arkansas Aviation Technologies Center, University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all my bills into one. I am currently in the military and very responsible when it comes to paying my bills on time. Yes I could pay my bills off one at a time but it is just easier for me to combine all ibills nto one with one interest rate. Thanks.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	64
Revolving Credit Balance:	$13,260.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447795	$9,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447795. Member loan 447795 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,240 / month
Current employer:	n/a	Debt-to-income ratio:	18.97%
Length of employment:	n/a	Location:	Tampa, FL

Home town:	Sancti Spiritus
Current & past employers:	Manana Marketing, Freelancer (www.guru.com), Musician (www.tripticoband.com)
Education:	Ai Miami International University of Art and Design

This borrower member posted the following loan description, which has not been verified:

I want to pay off all my credit cards. I am currently holding more than 22% on my interest rates. 548834 added on 10/06/09 > This loan will be totally use to fully 4 of my credit cards. I have a around 8 years of credit history and I have never failed any of the monthly payments. I am a graphic designer / freelancer/ musician. I work for a well established marketing company, I do freelance at guru.com (identity packages, websites, layout desings) and I play with my musical band every Friday, Saturday and Sunday at venues around Florida.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,803.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447798	$10,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447798. Member loan 447798 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Allied Business Solutions	Debt-to-income ratio:	12.36%
Length of employment:	2 years	Location:	ATLANTA, GA

Home town:	Washington
Current & past employers:	Allied Business Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get my credit cards for Macy's paid off and Discover, paid down because the interest rates are high. I would also like to use part of the money for dental expenses.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1972	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$16,403.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447810	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447810. Member loan 447810 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,600 / month
Current employer:	Conserv FS	Debt-to-income ratio:	22.77%
Length of employment:	20 years 2 months	Location:	WAUKEGAN, IL

Home town:	Waukegan
Current & past employers:	Conserv FS
Education:

This borrower member posted the following loan description, which has not been verified:

I would like the loan to consolidate my bills that I currently have, so as to have 1 payment with a fixed finance charge. I believe to find myself a good reliable responsible candidate for the loan because I always pay my bills, and I believe this will make it even easier to do so. I have worked for the same company for 20 years, that shows reliability and responsibility. thank you

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	59
Revolving Credit Balance:	$5,274.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447820

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447820	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447820. Member loan 447820 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,750 / month
Current employer:	harris county constable precinct 4	Debt-to-income ratio:	16.55%
Length of employment:	17 years 5 months	Location:	magnolia, TX

Home town:	kansas city
Current & past employers:	harris county constable precinct 4
Education:	Lone Star Community College

This borrower member posted the following loan description, which has not been verified:

I make great money. I have a full time job and also have extra side jobs from self employment which average about 50,000 anually on top of my salary. My pourpose for the loan is to consolidate so that I can have less smaller payments and one larger payment to stream line.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	14
Revolving Credit Balance:	$23,798.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 447851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447851	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447851. Member loan 447851 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Federal Aviation Administration (FAA)	Debt-to-income ratio:	13.99%
Length of employment:	22 years	Location:	Swartz Creek, MI

Home town:	San Angelo
Current & past employers:	Federal Aviation Administration (FAA), USAF
Education:

This borrower member posted the following loan description, which has not been verified:

The local utility is developing a project to connect the homes on our neighborhood to natural gas. We currently heat our home and hot water with propane. The projected savings is approximately one-half the cost to heat with propane. My husband has been out of work for almost 10 months and I have been able to make the expenses with my salary. We would also like to start a small trucking business. We need some capital to get thru the initial set up and operating cost, until reimbursements start to be paid. I have been with my job for over 22 years, and there has been no downsizing with my employer, and there is none in the foreseeable future.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$21,648.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447856	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447856. Member loan 447856 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,942 / month
Current employer:	grand eka wholesale	Debt-to-income ratio:	2.35%
Length of employment:	4 years 2 months	Location:	chicago, IL

Home town:
Current & past employers:	grand eka wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

hi i would like to pay off some medical expenses and make a major purchase for new appliances in my home i really need them i want to pay down some bills and get new appliances for the home i have good credit i like the term that lending club have 3 years i don't want to go to the bank and get any thing revolving line this is better and i can pay of very fast thank you hope you can help me 548881 added on 10/06/09 > Hello every one I just sent over my Pay stub covering 30 days, and my most recent utility bil. 548881 added on 10/08/09 > I just sent in my 4506T signed and also my ID for your verification purposes. I really hope to receive my funding I am in need of the help!

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,415.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 447858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447858	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447858. Member loan 447858 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	7UP BOTTLING	Debt-to-income ratio:	17.20%
Length of employment:	4 years 3 months	Location:	Glendale, CA

Home town:
Current & past employers:	7UP BOTTLING
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to purchase a new home before the end of the year. I have money saved up for down payment but I am little bit short. I work for a 7up bottling company since 2005 as a chief staff accountant. I have a stable job. I am a first time home buyer and also I am pushing to buy a new home before the end of the year so I can qualify for the tax rebate and discounts. This loan will help me qualify to buy a new home and bring my family closer then ever before. Thank you for all your support and understanding

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,401.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447898	$2,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447898. Member loan 447898 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	North sound emergency medicine	Debt-to-income ratio:	4.85%
Length of employment:	1 year 3 months	Location:	everett, WA

Home town:	Boulder
Current & past employers:	North sound emergency medicine, JJ&R medical group, Emergency Management Medical Associates
Education:	Brigham Young University, Western University of Health Sciences

This borrower member posted the following loan description, which has not been verified:

We need a 2000 dollar down payment for a vehicle

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,874.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 447920

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447920	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447920. Member loan 447920 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$58,333 / month
Current employer:	vmware	Debt-to-income ratio:	3.09%
Length of employment:	4 years	Location:	Fort Lauderdale, FL

Home town:	Glendale
Current & past employers:	vmware, EMC
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for loan to complete remodel

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	33
Revolving Credit Balance:	$6,960.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447950	$18,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447950. Member loan 447950 was requested on October 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	NIOC Hawaii	Debt-to-income ratio:	16.04%
Length of employment:	8 years 1 month	Location:	Ewa Beach, HI

Home town:	Clinton
Current & past employers:	NIOC Hawaii
Education:	Defense Language Institute

This borrower member posted the following loan description, which has not been verified:

During the period of 2005-2007 my wife and I had some difficulties financially due to the loss of her income. She became gainfully employed and we were able to decrease our debts by several thousand dollars. We are now looking at consolidating the remaining debt onto one account so we can pay it off sooner and start focusing on saving for our children's education. 549070 added on 10/06/09 > I am active duty military. Just extended for an additional 5 years. I am currently an E5. Promotable to an E6.

A credit bureau reported the following information about this borrower member on October 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	32
Revolving Credit Balance:	$6,868.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448043	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448043. Member loan 448043 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,711 / month
Current employer:	n/a	Debt-to-income ratio:	20.78%
Length of employment:	n/a	Location:	Poughkeepsie, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit cards and have a lower interest rate and be able to make just one payment.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	45
Revolving Credit Balance:	$14,145.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448055	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448055. Member loan 448055 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	AZ Electronic Materials	Debt-to-income ratio:	0.39%
Length of employment:	23 years 3 months	Location:	Somerville, NJ

Home town:	Mainz
Current & past employers:	AZ Electronic Materials
Education:	J.Gutenberg Univ Mainz, Germany, School of Molecular Sciences, U. Sussex, Brighton, UK, J.W. Goethe Univ., Frankfurt, Germany

This borrower member posted the following loan description, which has not been verified:

I am currently going though a divorce that will probably finalize within 2-3 months. I am also already supporting a new family, but as part of the divorce, I do not have access to the marital funds for this. I am therefore looking for a loan that I intend to repay after the divorce settlement.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,085.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448058	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448058. Member loan 448058 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Weichert Realtors, Pat Mote Properties	Debt-to-income ratio:	20.45%
Length of employment:	14 years 5 months	Location:	Benton, AR

Home town:	Pocahontas
Current & past employers:	Weichert Realtors, Pat Mote Properties
Education:	University of Arkansas at Little Rock, University of Arkansas at Monticello

This borrower member posted the following loan description, which has not been verified:

I have struggled off and on for years with the cycle of debt - mostly unsecured debt. My wife and I are ready to finally put the death knell in our credit card debt. (My wife is a flight attendant, and makes approximately $35,000 a year in addition to my salary that I stated on the application.) At one point the amount of unsecured debt was almost insurmountable, yet as a Christian I believe in paying for your debts and refused to file bankruptcy. It has been tough, but we are finally seeing light at the end of the tunnel. Although now the credit card companies are raising my interest rates- based on nothing more than greed it seems. I would like to be able to conslidate some of my balances onto one payment, with a loan that is fixed and not raised on the whim of the credit card companies, that I can more easily concentrate on paying off. Thank you for any consideration. It would mean the WORLD to me, and would enable us to get closer to finally being out from under the credit card company's thumb, and closer to my dream of building a portfolio of investment properties for our future retirement. 549315 added on 10/06/09 > I have been a Realtor for 15 years, and my wife has been a flight attendant for 18 years. Both our jobs are solid and dependable, as are we.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	28
Revolving Credit Balance:	$24,105.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448110	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448110. Member loan 448110 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Bullhorn	Debt-to-income ratio:	8.95%
Length of employment:	1 year 6 months	Location:	Braintree, MA

Home town:
Current & past employers:	Bullhorn
Education:	University of Connecticut, Boston College

This borrower member posted the following loan description, which has not been verified:

Hi, I recently moved back to the Greater Boston area in the spring of 2008. During the move process, I ended up taking a loss on my home in Georgia to make the move. As a result, a lot of my moving costs were funded by my credit cards. In addition, I needed to come to the closing table with funds to be able to close. I have been lucky in that I bought a townhome in MA in late February of 2009. I am still carrying the debt on several cards and would like to consolidate and just have one loan to repay. My intent is to then close most cards and keep one for emergencies. Thank you in advance for your consideration!

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,535.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448111

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448111	$19,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448111. Member loan 448111 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,410 / month
Current employer:	Microsoft	Debt-to-income ratio:	21.50%
Length of employment:	13 years 4 months	Location:	Kirkland, WA

Home town:	Seattle
Current & past employers:	Microsoft, Intermec
Education:	Seattle Pacific University

This borrower member posted the following loan description, which has not been verified:

I divorced in 2008 and am working diligently to pay-off all debts. I currently have three high interest rate credit cards. The card with the highest rate will be paid in full this month. I'm looking to consolidate the other two credit cards at a more favorable rate.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	41
Revolving Credit Balance:	$83,317.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448139	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448139. Member loan 448139 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	asian art museum	Debt-to-income ratio:	8.09%
Length of employment:	4 years	Location:	SAN FRANCISCO, CA

Home town:	Visalia
Current & past employers:	asian art museum, tulare county library, landmark theatres, kaweah delta district hospital
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I have been slowly but surely working on getting out of school/moving-related debt for the last few years, and would like the opportunity to consolidate my payments and lower my interest rate so that I can make better progress. Thanks. 549493 added on 10/06/09 > I just wanted to add that I appreciate your consideration!

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,907.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448146	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448146. Member loan 448146 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,083 / month
Current employer:	copelands cheesecake bistro	Debt-to-income ratio:	7.51%
Length of employment:	3 years	Location:	smyrna, GA

Home town:
Current & past employers:	copelands cheesecake bistro
Education:

This borrower member posted the following loan description, which has not been verified:

needing to remodeling my kitchen and bathroom

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	26
Revolving Credit Balance:	$15,387.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448165	$15,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448165. Member loan 448165 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,850 / month
Current employer:	301 Plaza Inc	Debt-to-income ratio:	4.60%
Length of employment:	4 years	Location:	Bear, DE

Home town:	cankiri
Current & past employers:	301 Plaza Inc, Chesdel Restaurant
Education:	Marmara University, Wimington University

This borrower member posted the following loan description, which has not been verified:

Iwill open up restaurant every thig almost ready to open Jus needed some kind of expenses thats why I needed that much money, Thank you By the way I have been cooking 16 years Also I grauadted universit Degree economic Means I nknow how to cook and management

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,808.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 448183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448183	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448183. Member loan 448183 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,248 / month
Current employer:	walt disney world	Debt-to-income ratio:	7.38%
Length of employment:	28 years	Location:	clermont, FL

Home town:
Current & past employers:	walt disney world
Education:

This borrower member posted the following loan description, which has not been verified:

im looking to removing my home and also with what ever is lefted over put in my saving for future bills.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$811.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448195	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448195. Member loan 448195 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,933 / month
Current employer:	CISCO SYSTEMS	Debt-to-income ratio:	17.10%
Length of employment:	3 months	Location:	SAN JOSE, CA

Home town:	Fitchburg
Current & past employers:	CISCO SYSTEMS, BRIGHAM AND WOMENS HOSPITAL
Education:	MIT Sloan School of Management, Massachusetts College of Pharmacy & Health Science

This borrower member posted the following loan description, which has not been verified:

Hello, we are two upwardly mobile young professionals. We are getting married next weekend, and the only reason we are in a credit crunch right now is because we took time off to earn Masters Degrees. My fiancee went to school four years full time to be a medical practitioner, and I left the workforce for two years to go to a top five business school and earn my MBA (graduated in June). We have recently started new jobs with high incomes and lots of future earning potential, but we need help right now getting over this short-term bump. If you dig deep into our credit, you will see that the only reason we pose a risk is because of the current amount of credit we have. This is simply because we needed to rely on credit while we were attending school. This was a necessary gamble that we would greatly increase our future earnings potential by continuing our education. We both have solid employment and credit histories prior to school.

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,209.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 448230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448230	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448230. Member loan 448230 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	entropic communications	Debt-to-income ratio:	9.66%
Length of employment:	3 years 9 months	Location:	San Diego, CA

Home town:	San Diego
Current & past employers:	entropic communications
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

This is a personal loan for some family needs. I am planning to get married and need cash. 549687 added on 10/07/09 > Thanks for your help. Regards Inder

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,129.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 448232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448232	$10,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448232. Member loan 448232 was requested on October 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Estes Inc.	Debt-to-income ratio:	8.75%
Length of employment:	8 years	Location:	Waco, TX

Home town:	Yokosuka
Current & past employers:	Estes Inc.
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

I am starting a Music/Dance hall/bar venue. I know this town has a large demand for a place like this. I envision a music hall that will bring a lot of history and tradition. The purpose of this loan is to help finish the startup process. I have recenlty hit a financial wall where most of my funds that I had have run out. I have a steady income however I really need a lump sum to complete. I will have the ability to repay with my personal financials and the revenue from the new business. I have done extensive number crunching and analysis' on this business venture, and it makes sense. Making money is not the hard part, it is gathering the funding. I do not have any other obligations in this business financially, most of which my fanances have come out of pocket therefore the loan I recieve will be first priority. Really all I need left are permits and licenses, and some furniture. I would say character is not an issue with me, I give back to my community basically on all the free time I have to spare. My family was raised without a lot of money and with determination we all have come out sucessfull in life. We work harder than the person next to us. Being poor has givin myself and my family a greater appreciation for what we have and a extra spark in life to be great. thanks,

A credit bureau reported the following information about this borrower member on October 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	34	Months Since Last Delinquency:	8
Revolving Credit Balance:	$1,460.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448265	$4,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448265. Member loan 448265 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	R. G. Niederhoffer Capital Management	Debt-to-income ratio:	3.16%
Length of employment:	1 year 5 months	Location:	NEW YORK, NY

Home town:
Current & past employers:	R. G. Niederhoffer Capital Management
Education:

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan to finish my college degree. With the completion of my college degree, I will be better set up for future job opportunities which will further my career. I am a good candidate because I am responsible with paying credit cards-paying more than the minimum payment and pay bills on time. 549766 added on 10/06/09 > I have a stable job where I have been employed at for over a year.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,864.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448280	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448280. Member loan 448280 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	HCG Medical	Debt-to-income ratio:	17.48%
Length of employment:	2 years 3 months	Location:	Tulsa, OK

Home town:	Broken Arrow
Current & past employers:	HCG Medical, United Finance Marketing, HOST Management, Prime Industrial Recruiters
Education:	Tulsa University, Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

I am looking for $10,000 to fund cash flow on a home building project that will yeild a very nice return within a few months. Would like to setup a 1 year note with no pre-pay penalties. Looking to close a deal by Monday or Tuesday.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,249.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 448281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448281	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448281. Member loan 448281 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,542 / month
Current employer:	Masha	Debt-to-income ratio:	16.36%
Length of employment:	2 years 4 months	Location:	Burbank, CA

Home town:	Burbank
Current & past employers:	Masha
Education:	Woodbury University

This borrower member posted the following loan description, which has not been verified:

I'm tired of paying big bank their high stupid rate. I rather pay some one a person(s) for their hard earned money.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,767.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448283	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448283. Member loan 448283 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,200 / month
Current employer:	Panasonic	Debt-to-income ratio:	6.14%
Length of employment:	4 years 2 months	Location:	Van Nuys, CA

Home town:	San Diego
Current & past employers:	Panasonic
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

Getting married in mid January, and would love to take care of all the expenses before the wedding, and I will be able to pay everything off at once right after the wedding. I have found the camera man and the photo guy with a discounted rate if i pay in advance, as well as the reception, and some other related stuff.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,351.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 448303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448303	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448303. Member loan 448303 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,588 / month
Current employer:	Highmark Inc.	Debt-to-income ratio:	21.55%
Length of employment:	11 years 2 months	Location:	NATRONA HEIGHTS, PA

Home town:	Pittsburgh
Current & past employers:	Highmark Inc., PNC Financial Services Group
Education:	University of Pittsburgh, Grove City College, Pennsylvania State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate multiple high interest rate credit card balances into 1 monthly payment. This debt was built up as a result of my wedding and honeymoon a few years ago. This loan will allow us to get out of debt in 3 years or less. This will be much faster than paying down the high interest rate credit card balances, month by month. We are planning on starting a family in a few years and this loan will give us a fresh start. I always pay my bills on time and I have absolutely no history of late payments. My job and income are secure.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,216.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448323	$7,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448323. Member loan 448323 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,029 / month
Current employer:	Department of Defense Army	Debt-to-income ratio:	23.39%
Length of employment:	2 months	Location:	EL PASO, TX

Home town:	Sanford
Current & past employers:	Department of Defense Army, United States Army
Education:	Hawaii Pacific University

This borrower member posted the following loan description, which has not been verified:

I would like to know if I quailfy for a 5 year term instead of a 3 year term. I would like to have my payments lower. 549920 added on 10/09/09 > My bills are currently almost $3000 per month, This includes rent, car payment, utilities and other credit accounts. With this loan, I will be able to pay off my accounts much faster by consolidating 4 of my smaller debt accounts into one larger one. By giving me this loan I will be able to pay off this particular account in three years or less very easily. I just finished twelve years of military service, and was asked to return to my old job as a DOD employee. The doctor I worked with thought very highly of me to offer this job to me. My pay is salary based so my pay stays the same regardless of hours worked, with the exception of overtime. My job is very stable being in the medical field and taking care of Soliders, Retirees, Veterns and their families. Please consider me for this loan as it will help me with my monthly payments. Thank you so very much.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	34	Months Since Last Delinquency:	10
Revolving Credit Balance:	$4,908.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448326	$1,325	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448326. Member loan 448326 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	ACT	Debt-to-income ratio:	19.29%
Length of employment:	2 years 1 month	Location:	Johnson City, VA

Home town:	Johnson City
Current & past employers:	ACT, El Chico, Poor Richards
Education:	North East State

This borrower member posted the following loan description, which has not been verified:

Investing In My Education

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,493.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448327	$24,250	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448327. Member loan 448327 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,333 / month
Current employer:	Cast and Crew Payroll	Debt-to-income ratio:	17.19%
Length of employment:	15 years	Location:	LOS ANGELES, CA

Home town:	Miami
Current & past employers:	Cast and Crew Payroll
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am using this loan to pay off my credit card debt that has been hounding me for years. I work in the film business & make a very good living, but an unable to save anything significant due to this debt. i dream of owning my own house one day, but can't until I pay off this debt.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,723.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448348	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448348. Member loan 448348 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Brio Tuscan Grille	Debt-to-income ratio:	10.42%
Length of employment:	4 years 6 months	Location:	Chesterfield, MO

Home town:	Belleville
Current & past employers:	Brio Tuscan Grille, Saint Louis Community College
Education:	Saint Louis Community College-Forest Park

This borrower member posted the following loan description, which has not been verified:

Hello Lenders: I am seeking this loan as a means to consolidate my revolving debt into a single loan with a better rate over a fixed term. My goal is to eliminate my revolving debt so that my wife and I can then obtain a mortgage. More traditional financing options have shown no success, as we face a frustrating and ironic problem: We have too much revolving debt to obtain a loan to consolidate our revolving debt. As we are not home owners, we have no equity available to us. We have a consistent and dependable payment history for much longer than the 2 years highlighted here. We have *NO DELINQUENCIES* during our 6 year history together. We each also have stable work histories, which is detailed below. After looking at several other listings on this site, I wanted to preempt many questions that you may have, and have provided a summary of income and expenses. Once our revolving accounts are paid off, the majority of them will be closed. I know this may ding our credit score a bit, but we feel that we no longer need access to these lines of credit, and do not want to be tempted to put ourselves back into debt. I want each of you to be confident in your decision to fund this loan request, as it would provide my family the opportunity to take a big step towards realizing our dreams of home-ownership. I would to like to offer in advance my sincerest gratitude to each and every one of you that decides to contribute to my loan, and assure you that my family and I are a solid addition to your portfolio. Combined Income: $60,000 (I have the W-2 to support this, and will submit it for verification as soon as my listing is approved.) I have been with the same employer for 4.5 years. My wife has been with her current employer since February 2008, and was with her previous employer from May 2000 to January 2008. Expenses: Car: NONE. She has a 2001, I have a 2003. Both are completely paid for. Rent: $550 Utilities: $200 Gas & Travel: $200 Groceries: $300 Entertainment: $200 Insurance: $250 Tuition and Educational expenses: $500 (No student loans, this is paid for out of pocket.) Credit: $500 (This would be approximately $515-$525 after using this loan to pay off our credit cards) The majority of our debt is from 3 major sources: Our wedding, our combined educational expenses, and some medical bills.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,949.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448376	$4,200	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448376. Member loan 448376 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Kforce	Debt-to-income ratio:	15.28%
Length of employment:	1 year 4 months	Location:	Burbank, CA

Home town:	Ramey AFB
Current & past employers:	Kforce, Metrocities (Prospect Lending), Axium International
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Hello, At the age of 40, and after many years of building up my credit, I found the way to be responsible. I have been on my own with no help from my family since I was 17 (I am Gay so they dis-owned me), in which I am putting myself through college. I am scheduled to graduate in June 2010 with my BS in Accounting. However, I was told that my financial aid has been reduced by the government and it will not replenish until next summer. As a result, I am unable to get the classes that I need. All in all, I need a loan to cover the expense of additional classes that I need. I currently have an "A" average (I can provide my transcript), and I work full -time as a Senior Financial Analyst at a fortune 100 company. Personally, I believe in being good to all, accepting people for who they, and the Golden Rule.I love dogs and have a white golden retriever and an Alaskian Malmute. 550031 added on 10/06/09 > In addition, I am very responsible with my bills and pay everything on time. My Gross income is $6,333 and my average bills run around $1,800.00. I have been dedicated to getting everything tidy. Once I graduate, I plan to sit for the CPA exam. After that, with my 23 years of accounting experience, I will be able to increase my income and take on an executive job. Well at least that is my goal. Thanks!

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,578.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448400	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448400. Member loan 448400 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Law Firm of Howard Rice	Debt-to-income ratio:	15.02%
Length of employment:	11 years 1 month	Location:	PETALUMA, CA

Home town:	Petaluma
Current & past employers:	Law Firm of Howard Rice, Sedgwick Detert Moran & Arnold
Education:	Empire Business College

This borrower member posted the following loan description, which has not been verified:

I have several credit cards and inherited some debt from my recent divorce. I plan on consolidating my debt to reduce the interest rate and have one monthly payment.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	25
Revolving Credit Balance:	$27,564.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448433	$12,800	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448433. Member loan 448433 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Forcht Bank	Debt-to-income ratio:	16.30%
Length of employment:	2 months	Location:	Lexington, KY

Home town:	Danville
Current & past employers:	Forcht Bank, American General Finance, Metris Technologies, AMDOCS, Computer Sciences Corporation
Education:	Danville Area Community College

This borrower member posted the following loan description, which has not been verified:

I have 2 credit cards that I had to use recently to move and because of using them they increased my rates to 22.5% and 29.99%. I can never get them paid off at this amount. I have sold my house and now am renting which cuts some expense. I have got to get the payments down and be able to make some headway on paying the principle down.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,304.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448439	$1,750	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448439. Member loan 448439 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	kyomatt entertainment inc.	Debt-to-income ratio:	22.72%
Length of employment:	2 years 6 months	Location:	frankfort, NY

Home town:
Current & past employers:	kyomatt entertainment inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to get a loan to open a photo studio. I have a degree in photography and have been working at various photo studios for the last 4 years. I know all about the business and what the people in my area looking for when it comes to there portraits. I already own a company called Kyomatt Media, which specializes in Websites and Video work. you can check out that website at www.kyomattmedia.com. I'm looking to expand that company by adding a photo studio. The loan will go to getting some equipment, props, backgrounds, as well as advertisement. I want to bring to the people great photos at a very affordable price.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,197.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448453

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448453	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448453. Member loan 448453 was requested on October 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Bofor's Precision Machining	Debt-to-income ratio:	4.77%
Length of employment:	2 years 5 months	Location:	FREMONT, CA

Home town:	Redwood City
Current & past employers:	Bofor's Precision Machining, Esco IMG., FM Industries, Footlocker Retail Inc.
Education:	San Francisco State University, Chabot College, San Jose State University

This borrower member posted the following loan description, which has not been verified:

. 550218 added on 10/06/09 > This loan will be used to cover medical expenses that were incurred when I was hit by a car about a month ago. The driver took off and I didn't have medical insurance and so I need this loan to be able to pay the hospital back. I have steady employment, I have been working at the same company for over two and a half years now. I have excellent credit that is in the 740 range and I have experience paying back loans, I just finished paying back my student loans and car loan which is why my funds are a little depleted at the moment.

A credit bureau reported the following information about this borrower member on October 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$172.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448575	$9,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448575. Member loan 448575 was requested on October 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	FYJ	Debt-to-income ratio:	16.76%
Length of employment:	7 years 3 months	Location:	Lawrenceville, GA

Home town:	Rajkot
Current & past employers:	FYJ, Global Consulting
Education:	Kotak Science College

This borrower member posted the following loan description, which has not been verified:

I am a small business owner in Atlanta, GA since last 7 years. I have a 2 convenience store and gas stations. Currently, because of flood in my area, one of my business have gone down due to road closer and I am looking for capital for my business. My credit is very good.

A credit bureau reported the following information about this borrower member on October 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,936.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448576	$15,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448576. Member loan 448576 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	ORGANIZED SOLUTIONS LLC	Debt-to-income ratio:	22.26%
Length of employment:	4 years 36 months	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	ORGANIZED SOLUTIONS LLC
Education:

This borrower member posted the following loan description, which has not been verified:

550500 added on 10/08/09 > I want to pay off my debt so I can start saving for the future. I have always paid my bills on time. My monthly income is $3,000.00 to $4,000.00. I have permanent clients for over a year.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,341.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448612	$9,800	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448612. Member loan 448612 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Maccarone	Debt-to-income ratio:	24.75%
Length of employment:	1 year 24 months	Location:	LINDENHURST, NY

Home town:
Current & past employers:	Maccarone
Education:

This borrower member posted the following loan description, which has not been verified:

550573 added on 10/07/09 > I plan to use the funds to pay off some debt that is at a higher interest. I pay all my bills on time and i've never been late with a payment. My budget is pretty tight right now but with this loan i'll be able to breath easier and begin to put some money into savings. I would consider my job stable there is a lot of work and i am a good employee at my company.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,095.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448655

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448655	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448655. Member loan 448655 was requested on October 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	BODEN INC	Debt-to-income ratio:	9.34%
Length of employment:	5 years	Location:	EL MONTE, CA

Home town:	NEYVELI
Current & past employers:	BODEN INC, INFORMATION RESOURCE GRP INC
Education:	ANNA UNIVERSITY

This borrower member posted the following loan description, which has not been verified:

iam in need of personal loan of $ 5000.00 for personal help to my parents . 550675 added on 10/06/09 > iam an IT Consultant working for a state client (california). Job is safe and project will go on forever . I joined this project in 2003 . Monthly budget with all bills comes around $1700.00 In the last 5 years you might noticed from my credit report , iam paying regularly all my bills . iam pretty much sure, i will finish of the loan before the stipulated time.

A credit bureau reported the following information about this borrower member on October 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	70
Revolving Credit Balance:	$4,232.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448663	$25,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448663. Member loan 448663 was requested on October 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	State of Texas DARS	Debt-to-income ratio:	7.73%
Length of employment:	17 years	Location:	Odessa, TX

Home town:	Pecos
Current & past employers:	State of Texas DARS
Education:	UTPB

This borrower member posted the following loan description, which has not been verified:

Buying a foreclose home for $80,000 have 36000 cash, will takeout 25000 from 401k and would like to borrow 25000 from you. Home is uncompleted will take out home equity loan to pay out loan in less than 6 months and will get a conventional mortgage after completion. Once everthing is completed will sell my other two homes.

A credit bureau reported the following information about this borrower member on October 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	8
Revolving Credit Balance:	$21,406.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 448701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448701	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448701. Member loan 448701 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	American Academy of Physician Education	Debt-to-income ratio:	13.42%
Length of employment:	1 year 24 months	Location:	BOCA RATON, FL

Home town:
Current & past employers:	American Academy of Physician Education
Education:

This borrower member posted the following loan description, which has not been verified:

550765 added on 10/06/09 > I hope to be a first-time home buyer...but I can only do this with your help. The loan will go towards a down-payment. I have saved a good amount for this purchase, and i am very excited! I am very cognizant of my budget...I always pay a bit more than what is asked, and always earlier than on time...i even created a ledger that keeps me informed of how much money i will have 3 months down the road...I was previously employed for 9 1/2 years, and I have been with a wonderful company for 2 years as a Director...ironically, the business is growing in these tough times, and i am very grateful. I thank you in advance for your trust in me.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	44
Revolving Credit Balance:	$4,543.00	Public Records On File:	2
Revolving Line Utilization:	29.50%	Months Since Last Record:	65
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448720	$16,750	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448720. Member loan 448720 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Valley Computer Solutions	Debt-to-income ratio:	23.32%
Length of employment:	8 years	Location:	Winona, MN

Home town:	Baraboo
Current & past employers:	Valley Computer Solutions, Winona State University
Education:	Winona State University

This borrower member posted the following loan description, which has not been verified:

I am a the owner of a small computer company. I am looking to refinance 3 credit cards with this loan to bring my monthly payment down and achieve a better rate. I have been in business since 2001 and have been working hard at paying off my startup debt. I employee, 3 and serve a community of about 30,000 people. We service primarily small businesses as well as a couple of schools. We specialize in security, networking, and managed services.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	22
Revolving Credit Balance:	$21,107.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448721	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448721. Member loan 448721 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	red dragon painting llc	Debt-to-income ratio:	13.68%
Length of employment:	7 years	Location:	glen allen, VA

Home town:
Current & past employers:	red dragon painting llc
Education:

This borrower member posted the following loan description, which has not been verified:

in the process of renovating my home...wanting to add an addition to our home and add a pool to my back yard.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,248.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448779	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448779. Member loan 448779 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Titmouse, Inc.	Debt-to-income ratio:	7.43%
Length of employment:	1 month	Location:	Los Angeles, CA

Home town:	Colorado Springs
Current & past employers:	Titmouse, Inc., Animax Interactive, LLC, Liveloop, Inc
Education:	Savannah College of Art and Design

This borrower member posted the following loan description, which has not been verified:

I am desperately in need of a loan for my brother who is being falsely charged with a criminal offense. We need to pay for his lawyer feeds ($36000) as well as detective fees and possibly bail. My brother is an outstanding guy who is being maliciously targeted-- but he doesn't have enough money to pay for it by himself so we are all joining together to do it. This is a desperate time for us and we could really, really use the help. I'm trying to get any amount, the highest being $25,000, but any amount (hopefully $15,000-$20,000) will do. Thank you! 550939 added on 10/06/09 > I am an animator in Los Angeles, I attended Savannah College of Art and Design and graduated in 2007. My job is contract and it tends to change but I have had continuous work for the last year. I pay $850 a month in rent and about $100 in utilities with $300 going towards school loan payments and insurance. I have about $100/month in credit payments. I make $3600 a month-- with addition from modeling jobs and freelance. My parents are also providing assistance to pay for my brother's fees. He's a programmer in Boulder. I have excellent credit and have never had a problem paying anything back.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	56
Revolving Credit Balance:	$4,504.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448786

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448786	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448786. Member loan 448786 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	18.24%
Length of employment:	n/a	Location:	Dover, NH

Home town:	South carolina
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate some credit cards.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,955.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448802	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448802. Member loan 448802 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,655 / month
Current employer:	Electraserve INC	Debt-to-income ratio:	1.56%
Length of employment:	3 years	Location:	Lauderhill, FL

Home town:	Bogota
Current & past employers:	Electraserve INC, United Diversified Enterprises (UDE)
Education:	ABC Institute

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to purchase new transportation due to it is an essential necessity. This could provide an advantage to my son and I, obtaining our own vehicle through the auto auction to fulfill our duties as responsible persons that we towards our jobs and personal business.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,611.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448819	$19,900	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448819. Member loan 448819 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	American Airlines	Debt-to-income ratio:	8.18%
Length of employment:	9 years 1 month	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	American Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

***Thank you to everyone who made this loan originally funded to 100% - I have to relist it now as when LendingClub contacted me - I was flying a sequence for 6 days and was not able to catch their confirmation phone call in time - although we had sent in all the faxed documentation. Working for the airlines schedule wise is a nightmare to accomplish "normal" business errands and every time they called I was flying during their normal business or bankers hours. By the time I made it to return the phone call it was either too late in the country or time zone I was located in to call or when I finally got off work last Friday night and returned there call on the last day, it was too late to call and they are not open on weekends.*** ****Now that everything has been VERIFIED for me and they have spoken to me by phone they have stated I need to relist - as my original listing expired, so I appreciate all who originally invested to please do so once again; many, many sincere thanks to all who came to assist, and anyone this time who may do so under as a new investor. I sincerely appreciate this opportunity. For those unfamiliar with my goals and mindset, please read on.**** I am dedicated to consolidating my high interest debt. Positive credit and payment history should be rewarded with reasonable terms... I have outstanding credit and a payment history of no delinquencies or late payments in my 20 year credit history, I also tend to pay off my loans early/quickly as I enjoy a "free-state of mind". I have presently saved enough money to pay off one of my credit cards (Discover), however would prefer to pay off instead the one with highest rates that is 27.99% and that is still the best (AMEX) offers for my excellent credit score and payment history. With regards to resolving AMEX - I believe there is a better way and a lower interest rate so I can pay in a more rapid manner, and not with more going to interest than principal. The best way to achieve this is to pay it off completely by consolidating the debt into a loan with more fair interest rate terms which will allow me to pay it far more quickly. I am asking for funds to accomplish this as both I and my wife have a clear goal in mind - purchase a home in the future and finally start a family. Due to my wife's recent pregnancy loss eariler this year, we feel that destiny rewarded our angel baby back up to heaven to give us more time to refocus and better plan ahead for our future and that of our family. As such before we try again, we want no debt and finally our very own home. As we are now very focused on paying down my debt (as we just paid off the last of hers) we feel this will finally position us to have the home and family in the near future, hopefully in a time frame of the next 2-3 years completing our dreams. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,095.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448825	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448825. Member loan 448825 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,125 / month
Current employer:	Pacific Pulmonary Services	Debt-to-income ratio:	22.32%
Length of employment:	1 year 24 months	Location:	OAK LAWN, IL

Home town:
Current & past employers:	Pacific Pulmonary Services
Education:

This borrower member posted the following loan description, which has not been verified:

551022 added on 10/06/09 > I plan on using the entire amount of this loan to pay off my credit cards. Right now I do not make late or miss payments, but this loan will help me to pay off the debt quicker than paying just above the minimum required. It will also help me to start the family that my wife has been wanting for some time. I am in this situation because of unwise decisions with my credit cards when I was younger. I have since only paid cash and am doing well, but need this loan to accelerate the process. I have a very stable job at a medical device company and we are growing every day. I am one of the top performers in my company and we are a leader in the industry. I ask for your help and assure you that I will never miss a payment. Thank you

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,980.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448835	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448835. Member loan 448835 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Palm Beach Bagel LLC	Debt-to-income ratio:	21.72%
Length of employment:	1 year	Location:	Palm Beach Gardens, FL

Home town:	Manhattan
Current & past employers:	Palm Beach Bagel LLC, Sony-BMG
Education:	Montclair State University

This borrower member posted the following loan description, which has not been verified:

I am in the market for a used motorcycle and would like to see what my options for financing are. I have a good credit history when it comes to paying my lenders. I have paid off a loan for a previous motorcycle a couple of years ago but had to sell it b/c of my relocating from New Jersey to Florida.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	24
Revolving Credit Balance:	$4,742.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448884	$6,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448884. Member loan 448884 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,638 / month
Current employer:	Clic Catering Group	Debt-to-income ratio:	0.84%
Length of employment:	5 years	Location:	Ridgewood, NY

Home town:	Moscow
Current & past employers:	Clic Catering Group, DSPA Mellefror- Lena
Education:	Saint Michaels College

This borrower member posted the following loan description, which has not been verified:

I offer lunch deliveries hot or cold inside and around Ridgewood area for offices Monday through Friday. Therefore this loan will help me out to equip the business with the necessary tools and vehicle in order to transport lunches at the same time that it will grow in publicity, achieving the expansion of the business benefiting parties involved.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448888	$8,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448888. Member loan 448888 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,033 / month
Current employer:	Travelport	Debt-to-income ratio:	19.59%
Length of employment:	11 years 5 months	Location:	Castle Rock, CO

Home town:
Current & past employers:	Travelport
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sirs: I'm looking at consolidating my debt. I have several credit cards and want to get them payed off. I've been a single father for 6 yrs and trying to make a better life for my 3 children. My oldest will be starting college next year. I make a very good salary, 72,000 + bonus. But, I have had a lot of extra expenses and got a bit over my head. Took out a load against my vehicle and a personal loan at a very high interest rate. It's getting hard to keep up. Any help would be very much appreciated. Sincerely, 551156 added on 10/06/09 > This will help me get back on track. Credit card rates are so high that it will take me much longer to pay off. 551156 added on 10/06/09 > This will help my family get back on track. 551156 added on 10/06/09 > This will help our family get back on track.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,892.00	Public Records On File:	1
Revolving Line Utilization:	67.00%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448900	$4,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448900. Member loan 448900 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Everything Banquets	Debt-to-income ratio:	14.65%
Length of employment:	n/a	Location:	Ventura, CA

Home town:
Current & past employers:	Everything Banquets
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I have been offered a wonderful internship that will accelerate me into my dream career. There is a promise of a good paying job at the end of the 3 month internship. I am a very reliable candidate with a bachelor's degree and I have always had a consistent good paying job. I just don't have enough money saved to take 3 months off work and pay for travel expenses associated. Please help!!

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,398.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448925	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448925. Member loan 448925 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Crowne plaza	Debt-to-income ratio:	16.83%
Length of employment:	3 years	Location:	Alexandria, VA

Home town:	alexandria
Current & past employers:	Crowne plaza
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

i'm finishing my degree at nova college i just need help of paying my classes on time any help i can get is appreciate my dream is to finish my degree. thank you

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,715.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448951	$10,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448951. Member loan 448951 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Heartland Homes	Debt-to-income ratio:	22.37%
Length of employment:	4 months	Location:	Aumsville, OR

Home town:	Corvallis
Current & past employers:	Heartland Homes, Self, Lindquist Ford, Smithway Motor Express, Highwaymen
Education:	Palmer College of Chiropractic, Chemeketa Community College, Scott Community College

This borrower member posted the following loan description, which has not been verified:

This loan will be used to start a Chiropractic practice. I am a recent graduate of Palmer College of Chiropractic and am looking to start my own practice. I have previous business ownership experience and have already found a great location that is available for lease. I have a great support group of both family and friends, as well as other professionals (including other chiropractors) who are available for coaching and teaching. I have researched demographics and spoken with many other local chiropractors to learn the best marketing strategies for our area. I am confident that within 6 to 8 months I will be turning a profit.

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	40	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,024.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449093	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449093. Member loan 449093 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	n/a	Debt-to-income ratio:	5.04%
Length of employment:	n/a	Location:	ARTESIA, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,835.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449108	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449108. Member loan 449108 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	rockdale county schools	Debt-to-income ratio:	3.75%
Length of employment:	1 year 4 months	Location:	MCDONOUGH, GA

Home town:
Current & past employers:	rockdale county schools
Education:

This borrower member posted the following loan description, which has not been verified:

551542 added on 10/07/09 > I just want to pay off credit cards 551542 added on 10/07/09 > just want to pay off credit cards and so I can build up my credit higher to get a house

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	18
Revolving Credit Balance:	$3,343.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449165	$24,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449165. Member loan 449165 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,050 / month
Current employer:	Rite Aid	Debt-to-income ratio:	10.39%
Length of employment:	21 years 252 months	Location:	WELCH, WV

Home town:
Current & past employers:	Rite Aid
Education:

This borrower member posted the following loan description, which has not been verified:

551572 added on 10/06/09 > thanks for considering my loan

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,716.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449172	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449172. Member loan 449172 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,512 / month
Current employer:	Pyramid Services Inc	Debt-to-income ratio:	11.33%
Length of employment:	1 year 108 months	Location:	LANCASTER, CA

Home town:
Current & past employers:	Pyramid Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,421.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449193	$3,250	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449193. Member loan 449193 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$500 / month
Current employer:	n/a	Debt-to-income ratio:	6.00%
Length of employment:	n/a	Location:	Morris Plains, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

551624 added on 10/06/09 > Hi there. I am looking to get this loan to help pay down my high interest credit card. I currently go college and have used this card for my last few semesters to buy my books, computer, and school supplies. I have also used this card minimally for personal spending. I have never missed a payment on my card. The interest rate on the card is so high though and my balance is barely going down with each payment. This money would almost completely pay this card off and minimize the amount of money I have to pay each month, which would really really help me. I am a student and work part time at a courrier service. I don't make too much money since its only part time and alot of my time is devoted to school, but like I said I've never failed to make my payment ontime and this would really save me alot of money. I will have the money every month to pay for sure. I have been working with this company for years now and it is run by a close family member so I will be sure to have my job. Plus I'd rather have honest investors at the LendingClub make my interest money than the big credit card companies. Thank you again I really really do appreciate this.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,215.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449207

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449207	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449207. Member loan 449207 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	PFM LLC	Debt-to-income ratio:	5.40%
Length of employment:	1 year 36 months	Location:	HUMBLE, TX

Home town:
Current & past employers:	PFM LLC
Education:

This borrower member posted the following loan description, which has not been verified:

551658 added on 10/06/09 > Thanks for your time

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,210.00	Public Records On File:	0
Revolving Line Utilization:	88.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449247	$16,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449247. Member loan 449247 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	15.70%
Length of employment:	n/a	Location:	ebensburg, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

551733 added on 10/06/09 > this loan is being used to pay credit card off and for home improvements

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,306.00	Public Records On File:	1
Revolving Line Utilization:	96.50%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 449250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449250	$11,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449250. Member loan 449250 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,708 / month
Current employer:	Scriptlogic Corporation	Debt-to-income ratio:	11.33%
Length of employment:	9 years 96 months	Location:	SEWICKLEY, PA

Home town:
Current & past employers:	Scriptlogic Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

551738 added on 10/09/09 > I am working as a Lead Software Engineer (Project leader) in a software product development company for more than 8 years.Though my income is listed as 80,500, I have additional income of 40,000 through my wife who is working in academic research field in a University. Having worked in the same company for more than 8 years, and having great expertise on software develpment, I do have very solid/stable job situation. We purchased our house last year (putting 5% down payment) and I purchased a lot of housing accessories based on an expected bonus from my company, which never made it due to current financial situation.So, I am having a debt of about 11,000 on a high interest credit card,which I want to pay off by using this new locan from lending club. Since the loan from lending club is on the fixed interest rate and spread over longer period, I can easily pay this off with out suffering too much: Here is a brief summary of our financial flow: My net income:4900 (after deductions, 401K, etc..) Wife's net income: 2650 (after deductions, 401K, etc..) Total family Income:7550 Mortgage with Escrow : 2322 Car Payment: 552 Day care: 830 Other Living Expenses + Utilities : 1600 Total recurring expenses:5304 551738 added on 10/09/09 > Thank you

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,742.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449253	$10,750	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449253. Member loan 449253 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	Walmart Supercenter #3391	Debt-to-income ratio:	21.00%
Length of employment:	1 year	Location:	San Antonio, TX

Home town:
Current & past employers:	Walmart Supercenter #3391
Education:

This borrower member posted the following loan description, which has not been verified:

551741 added on 10/08/09 > Debt consolidation. To pay off credit cards that have increased their rates and fees.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,850.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449262	$25,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449262. Member loan 449262 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	n/a	Debt-to-income ratio:	16.28%
Length of employment:	n/a	Location:	Valencia, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,879.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 449275

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449275	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449275. Member loan 449275 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Paula Black & Associates	Debt-to-income ratio:	22.74%
Length of employment:	1 year 12 months	Location:	MIAMI, FL

Home town:
Current & past employers:	Paula Black & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

551785 added on 10/06/09 > Loan will be used to payoff 2 high-interest credit cards.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,328.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449286	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449286. Member loan 449286 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	The Episcopal Academy	Debt-to-income ratio:	14.42%
Length of employment:	1 year	Location:	Fort Washington, PA

Home town:
Current & past employers:	The Episcopal Academy
Education:

This borrower member posted the following loan description, which has not been verified:

551806 added on 10/06/09 > We are well educated professionals, trying to continue in our success.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	60
Revolving Credit Balance:	$15,316.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449291	$8,400	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449291. Member loan 449291 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	o'reilly auto parts	Debt-to-income ratio:	8.55%
Length of employment:	1 year	Location:	chicago, IL

Home town:
Current & past employers:	o'reilly auto parts
Education:

This borrower member posted the following loan description, which has not been verified:

551810 added on 10/06/09 > please help need to get rid of my high credit card interest rates!!!

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,657.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449299	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449299. Member loan 449299 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,000 / month
Current employer:	Lianly Corporation	Debt-to-income ratio:	0.93%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Lianly Corporation
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

551827 added on 10/06/09 > I will use the fund to remodel our new house. I have clean credit history with a stable job. Actually, I pay off every credit card every month. Our rental incomes from both new and old houses can easily afford this loan.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,714.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449306	$9,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449306. Member loan 449306 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Ohio State University	Debt-to-income ratio:	15.76%
Length of employment:	1 year	Location:	Ostrander, OH

Home town:
Current & past employers:	Ohio State University
Education:

This borrower member posted the following loan description, which has not been verified:

551835 added on 10/08/09 > About me: I am a driven,responsible,and dedicated RN of 12 years and cherish my profession.I am excited as I continue to financially simplify. My intent for this loan is to consolidate several debts at a significantly lower interest rate.I am thrilled at the prospect of expediting debt elimination. I would consider myself rare in the sense that I always accept responsibility for my decisions...and prioritize my financial responsibilities.Others would describe me as frugal, cost conscious, punctual, and a coupon savvy person.In conclusion, I am proud to say that I additionally paid off my student loans in full, in a timely manor,and without assistance from parents, extended family,or friends.Your consideration is most appreciated.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,954.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449310	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449310. Member loan 449310 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Broward county schools	Debt-to-income ratio:	7.60%
Length of employment:	1 year	Location:	lauderhill, FL

Home town:
Current & past employers:	Broward county schools
Education:

This borrower member posted the following loan description, which has not been verified:

551783 added on 10/06/09 > Great loan--I make 71,000 as a teacher in Florida and I receive 32000 per year from my New Jersey pension so my income is stable unlike most people seeking loans--I need this money by Jan.1 because it is the final payment on Beachfront I purchased in Brazil 2 years ago--I have been offered over twice what I paid for this gorgeous 4.5 acres of frontline beach.If I donot pay the final payment of 50,000 which I have all but the 20,000 I am requesting he will give me back my original purchase price.He will not give me an extension because he wants to be able to profit at my loss. If he gave me just 5 more months to pay I would not need this money at all. As you can see I am in a bind--a good one-land has skyrocketed in Brazil and now that the world cup in 2014 and the olympics in 2016 the land will easily double again in the next 5 years--I have it up for sale for 1,600,000 reais which is approx. 900,000 U.S.--The buyer of this property will make a fortune whether they landbank or develop it.Also the dollar keeps going lower against the Brazillian Real and my forecast is that it drops another 30 percent giving the buyer an additional discount in currency exchange.Also,a large Norwegian resort just a short 8 minute walk from me is 80 % sold and the small condos start at 200,000 each--huge profits in building and developing. Thanks for cosidering my proposal. 551783 added on 10/06/09 > Thanks for your time and interest that will benefit each of us 551783 added on 10/08/09 > This loan is essentially risk-free.I am not using this money for the wrong reasons.I am not consolidating debt nor do I have any mortgage issues.I am not opening a new business during these trying times.I have very little debt and can save a few thousand dollars a month so it is very easy for me to make this monthly payment.As mentioned above,I have a deadline of Jan.1 to make my last payment on the land that i bought.This land has appreciated immensely and I have turned down offers that were toolow even though I would profit nicely.When I do sell my land I hope that I may take some of the proceeds and become a lender so I can help someone too 551783 added on 10/09/09 > Credit review has been APPROVED and work history should be changed to 6 years in Florida as a teacher instead of 1 and currently active .Thank you to the investors who believe in me and are trying to help me reach my goal.Your continued support is greatly APPRECIATED.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	32
Revolving Credit Balance:	$54,633.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449313	$13,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449313. Member loan 449313 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,915 / month
Current employer:	State of WY - Forestry Division	Debt-to-income ratio:	18.87%
Length of employment:	1 year 60 months	Location:	CHEYENNE, WY

Home town:
Current & past employers:	State of WY - Forestry Division
Education:

This borrower member posted the following loan description, which has not been verified:

551848 added on 10/07/09 > This loan will help me pay off high interest credit cards and will no longer use them

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,554.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449323	$2,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449323. Member loan 449323 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Copy Type	Debt-to-income ratio:	13.71%
Length of employment:	2 years 12 months	Location:	SELMA, AL

Home town:
Current & past employers:	Copy Type
Education:

This borrower member posted the following loan description, which has not been verified:

551859 added on 10/08/09 > This would be a personal loan to finance the purchase of a gas furnace for my home. I am able to purchase this outright, but most of my cash is in long-term investments.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,883.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449325

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449325	$18,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449325. Member loan 449325 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,242 / month
Current employer:	Change Formation	Debt-to-income ratio:	11.84%
Length of employment:	1 year	Location:	Beggs, OK

Home town:
Current & past employers:	Change Formation
Education:

This borrower member posted the following loan description, which has not been verified:

551860 added on 10/07/09 > I'll be using this loan to pay off a considerable amount of my credit card debt. Because of rising interest rates and the lowering of credit ceilings my credit has suffered. I've been very good at making the minimum payments, and although my payment history isn't perfect due to some late payments, I've always made them. I have a very secure job that I've been working at for four years. My position isn't in jeopardy, even in the current economy. Between my wife and I, we bring home roughly 5000 a month. This is our estimated monthly budget after receiving this loan. Mortgage 734.00 Automobile 335.00 Auto Ins. 125.00 Electric 200.00 Phone/net 105.00 credit card 100.00 Cable 100.00 Gasoline 200.00 Food Budget 550.00 ----------------------- Subtotal 2449.00 + Lending Club 645.00 ----------------------- Monthly Expense 3094.00 This loan would represent a slight savings every month, but more importantly it will allow us to become mostly debt free in a short period of time. My wife and I have set a goal to be debt free by the time she finishes school in two years. We will make every effort to pay off this loan within 24 months, instead of 36. Thank you for your time.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,798.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449344	$10,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449344. Member loan 449344 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,450 / month
Current employer:	n/a	Debt-to-income ratio:	1.26%
Length of employment:	n/a	Location:	Taylors, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

551897 added on 10/07/09 > The purpose of the loan is to provide working capital to purchase inventory/equipment for our speciality coffee house. My husband is currently working overseas and we have very good & stable incomes without using funds from the coffee house. Unfortunately, due to the illness and death of a family member we have assisted with medical/funeral expenses. We have very little credit card debt and a reasonable mortgage. We are just in a difficult cash flow situation at the present time; however, I assure you that paying the bills is extremely important to me and that this loan will be repaid on time. 551897 added on 10/07/09 > I???m an accountant with over 25 yrs experience and being self-employed for 3 yrs. My husband is an overseas contractor and we have a specialty coffee house that the loan will be used for additional working capital. Due to my sister-in-law???s illness and recent passing we have had to provide finances to cover medical and funeral expenses. The funds will be used to purchase additional inventory, marketing material and to hire 2 part-time employees. We have a stable income to provide for our personal needs and the money from our coffee house will be reinvested in the paying whatever debts that we may incur and any overall stability. Basically, we are not dependent upon the coffee house for our income but for our future with the expansion of other coffee houses in different locations.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449345	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449345. Member loan 449345 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Stewart Lender Services	Debt-to-income ratio:	13.27%
Length of employment:	1 year	Location:	Sugar Land, TX

Home town:
Current & past employers:	Stewart Lender Services
Education:

This borrower member posted the following loan description, which has not been verified:

551898 added on 10/08/09 > I am going to use this loan as down payment and misc costs/repairs on an investment property. I graduated with a BBA in Computer Information Systems/Finance from a state school over a year ago and would like to get into real estate investing before I buy a primary residence. I worked for a year as a part-time computer programmer while in school and have been employed full-time (salary) for a year this October as a computer programmer at the corporate office for a large title company (Stewart Title). I live with my parents and own my cars in full. The only dept I have is a $250 school loan payment. I have always paid my credit cards on time and always much more than the minimum.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,606.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449363	$7,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449363. Member loan 449363 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	San Francisco Fire Protection	Debt-to-income ratio:	2.60%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	San Francisco Fire Protection
Education:

This borrower member posted the following loan description, which has not been verified:

551929 added on 10/06/09 > My job is very stable due to the fact that San Francisco requires fire alarm systems in buildings with a certain amount of sprinkler heads, so even if someone doesn't want to pay to service these things, they really have no choice if they own a building in San Francisco.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	31
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449371	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449371. Member loan 449371 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Deutsche Bank Mortgage Services	Debt-to-income ratio:	13.00%
Length of employment:	1 year	Location:	Sun Valley, CA

Home town:
Current & past employers:	Deutsche Bank Mortgage Services
Education:

This borrower member posted the following loan description, which has not been verified:

551943 added on 10/06/09 > "Taking Control of Our Debt" --- This pretty much sums up the situation my wife and I are in. Going into more detail, the funds will be used to pay off four credit card balances which currently have ridiculously high APR's and the one car loan that we have (which we???ve had for three years now). Working in the Lending industry ourselves, we understand the importance of having good credit and establishing excellent relationships with our creditors. We were able to negotiate lower interest rates on two of our credit lines and for the past several months were able to pay them off. But now we are finding it increasingly difficult to ???see the light at the end of the tunnel??? with the other four credit card companies that aren???t willing to budge when it comes to their rates. Joining this peer-to-peer lending group is what we consider to be a no-brainer. We can get a much better grasp of the three years Lending Club is offering. And at the rate we are going right now with our other creditors, heaven only knows when we would be able to totally pay off our credit line debt. It has taken a while; but we???ve finally brought our credit scores to the mid 700???s. One of our financial goals is to further improve our credit and establish credit ratings over 800 by the end of 2010. In spite of this debt we are in, we do consider ourselves lucky. There are others out there who find themselves in deep by tens and even hundreds of thousands of dollars. It could have been worse for us ??? and we both agree that it???s a necessity, especially during these times, to take control of our debt and not make it worse. Hopefully, with the Lending Club???s and your help, my wife and I will be able to attain these financial goals, improve our quality of life and provide us the opportunity to someday help others who may have the similar financial goals and aspirations. Thanks for reading.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	78
Revolving Credit Balance:	$9,784.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449378	$2,800	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449378. Member loan 449378 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Sage	Debt-to-income ratio:	23.49%
Length of employment:	1 year 48 months	Location:	SCOTTSDALE, AZ

Home town:
Current & past employers:	Sage
Education:

This borrower member posted the following loan description, which has not been verified:

551953 added on 10/07/09 > I plan to use the funds to pay off some higher interest credit cards and another loan. I am a good borrower because I am never late on any of my payments, nor am I over the limit on anything. I feel my job is very stable, as I was promoted recently, resulting in a relocation at company expense.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,076.00	Public Records On File:	0
Revolving Line Utilization:	98.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449379	$23,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449379. Member loan 449379 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Sherwin Williams	Debt-to-income ratio:	19.62%
Length of employment:	1 year	Location:	Leavenworth, KS

Home town:
Current & past employers:	Sherwin Williams
Education:

This borrower member posted the following loan description, which has not been verified:

551957 added on 10/06/09 > Hello all, looking to consolidate high interest debt into lower monthly payments in order to pay principal faster.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,682.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 449384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449384	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449384. Member loan 449384 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	n/a	Debt-to-income ratio:	16.19%
Length of employment:	1 year	Location:	LOS ANGELES, CA

Home town:	Los Angeles
Current & past employers:
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

551966 added on 10/06/09 > I am looking to start fresh in my 30's. I put myself through college and I helped support my mother for 4 years after her divorce. I finally have a chance to take care of myself and I want to be debt free as soon as possible. Thanks for your help and your interest in funding my loan. 551966 added on 10/06/09 > I am employed in a job I love and although I can afford to pay my debt off the traditional way a consolidation will help me reach my goals much faster.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	75
Revolving Credit Balance:	$5,494.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 449386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449386	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449386. Member loan 449386 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,810 / month
Current employer:	Fieldglass Inc	Debt-to-income ratio:	5.30%
Length of employment:	1 year 96 months	Location:	CHICAGO, IL

Home town:
Current & past employers:	Fieldglass Inc
Education:

This borrower member posted the following loan description, which has not been verified:

551971 added on 10/07/09 > I'm looking to consolidate my high interest cards. Thank you 551971 added on 10/07/09 > I've been with my company for eight years, I don't have any issues with meeting my bill payments each month, but as I stated above, i'm trying to consolidate some higher interest cards. Thank you

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	72
Revolving Credit Balance:	$14,722.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449428	$2,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449428. Member loan 449428 was requested on October 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	US Government	Debt-to-income ratio:	19.90%
Length of employment:	1 year	Location:	irvine, CA

Home town:
Current & past employers:	US Government
Education:	State University of New York Empire State

This borrower member posted the following loan description, which has not been verified:

552043 added on 10/06/09 > This loan will be used to consolidate a high interest credit card and a retail store account. I always pay on time, at least minimum payment, but usually exceed the minimum amount.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	32
Revolving Credit Balance:	$2,610.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449463

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449463	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449463. Member loan 449463 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	north shore hospital	Debt-to-income ratio:	3.16%
Length of employment:	10 years 120 months	Location:	MIAMI, FL

Home town:
Current & past employers:	north shore hospital
Education:

This borrower member posted the following loan description, which has not been verified:

552139 added on 10/07/09 > i have been with my present job for over ten years, and i always pay my bills on time.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,710.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449516	$23,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449516. Member loan 449516 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	24.88%
Length of employment:	1 year 48 months	Location:	LAKE FOREST, IL

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

552170 added on 10/07/09 > The purpose of this loan is to consolidate credit card debt. I see myself as a good borrower due to the fact that I have been employed as a Law enforcement officer under the Department of Homeland Security for the last 4 years. 552170 added on 10/07/09 > In looking at my credit history, I have never had a late payment to date, the main ding on my report is the amount of credi I have.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1981	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,803.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449526	$18,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449526. Member loan 449526 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Automatic Data Processing	Debt-to-income ratio:	9.16%
Length of employment:	9 years	Location:	Sugar Hill, GA

Home town:
Current & past employers:	Automatic Data Processing
Education:

This borrower member posted the following loan description, which has not been verified:

552184 added on 10/07/09 > During times of economic recession, families look for less expensive ways to entertain themselves.?? KB Moviebox, LLC??is a start-up business that will tap into the need for low-cost entertainment in northern Georgia.?? KB Moviebox will place movie-vending kiosks in apartments, office buildings, and retail businesses in the area, in a concept similar to the popular Redbox.?? KB Moviebox will begin operations in August 2009. The movie vending industry is currently dominated by only one player:?? Redbox.?? Within six years of operations, Redbox has created an industry that is responsible for the rental of 7.5 million movies weekly.?? Redbox machines typically make $30,000 in sales during their first year in a location, maxing out at $50,000 by the third year.?? KB Moviebox will tap into this industry, targeting the North Georgia region.????KB Moviebox??will gain customers from virtually every demographic segment, since low cost forms of entertainment generally hold steady during times of recession.?? Competition will come from Redbox, Netflix, and Blockbuster.?? KB Moviebox will increase its competitive foothold in the area by selecting locations with strong foot traffic that have not already been covered by Redbox. KB Moviebox will deploy a targeted advertising campaign to generate interest in its kiosks.????KB Moviebox's initial marketing strategy will include a user-friendly website, e-mail blasts, frequent promotions, and prominent outdoor signage.?? KB Moviebox also anticipates increased interest in its kiosks as a result of positive word of mouth referrals from satisfied customers.?? Through these methods, KB Moviebox intends to develop a strong reputation as an affordable and convenient method of obtaining quality DVDs, games, and Blu-Ray discs for same-day use.?? The owner of KB Moviebox ??will operate the company.????She is currently employed as an eLearning Specialist at national payroll company.?? Prior to this position,??she worked as an Instructional Developer, as well as a Service Trainer and Field Associate for the same.?? She gained valuable experience in the video rental industry working as an Assistant Manager at Blockbuster Video for more than two years, and as a Customer Service Representative at Cox Video.?? She??received her Master of Business Administration degree in Technology Management, as well as a Bachelor of Science degree in Information Technology.?? To achieve??objectives, KB Moviebox, LLC is seeking $25,000 in funding. The loan will be repaid from the cash flow of the business.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,381.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449546	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449546. Member loan 449546 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Phillips Oppenheim	Debt-to-income ratio:	13.51%
Length of employment:	1 year 60 months	Location:	NEW YORK, NY

Home town:
Current & past employers:	Phillips Oppenheim
Education:

This borrower member posted the following loan description, which has not been verified:

552220 added on 10/07/09 > I have been at my present job, which is very stable, for five years and I'm expecting a four-figure bonus in December. I handle my obligations responsibly and consistently. The loan will be used for expenses that became difficult to cover after a family emergency that came up during the summer. Fortunately, that has been resolved, but it still took its toll financially.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	18
Revolving Credit Balance:	$11,919.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449548	$16,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449548. Member loan 449548 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Bordines Nursery	Debt-to-income ratio:	19.75%
Length of employment:	1 year 72 months	Location:	GRAND BLANC, MI

Home town:
Current & past employers:	Bordines Nursery
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

552223 added on 10/07/09 > Help me payoff the credit cards that got me through college . . 552223 added on 10/07/09 > I work fulltime and would use this loan to payoff my credit card debt, both reducing my monthly payment and allowing me to pay it off. I have already tore up the credit cards and will be using cash from here on out. Thanks for taking the time to read this, I know there are many deserving people out there.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,418.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449554	$2,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449554. Member loan 449554 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Ohio State University	Debt-to-income ratio:	20.67%
Length of employment:	1 year 36 months	Location:	COLUMBUS, OH

Home town:
Current & past employers:	Ohio State University
Education:

This borrower member posted the following loan description, which has not been verified:

552239 added on 10/07/09 > Moving recently has put me into a tight budget as I begin a job transfer. Lending Club is helping me to make it through this tough time without defaulting on my necessary payments. Thank you! 552239 added on 10/08/09 > Although I have outstanding debt for student loans, I am confident that I will have no troubles paying back my loan in the allotted amount of time and with the necessary payments. I have completed undergraduate and graduate school and now have a career that allows me begin paying back the student loans that have helped me so much. Without Lending Club, it would be a very difficult time for me to make it through the expenses of moving, changing jobs, and getting on my feet after completing graduate school. I am so grateful for the help!

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	16
Revolving Credit Balance:	$563.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449556	$16,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449556. Member loan 449556 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Rite Aid Pharmacy	Debt-to-income ratio:	8.52%
Length of employment:	n/a	Location:	Guttenberg, NJ

Home town:
Current & past employers:	Rite Aid Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

552247 added on 10/07/09 > I can send any personal information upon request.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	34
Revolving Credit Balance:	$31,961.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449558	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449558. Member loan 449558 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Children's Hospital of Philadelphia	Debt-to-income ratio:	9.21%
Length of employment:	1 year 19 months	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Children's Hospital of Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

552252 added on 10/07/09 > I will be receiving help in paying back this loan from my boyfriend. We have both been working at our full-time jobs for 19-months. He currently works for the American Board of Internal Medicine. We are shopping around for a new home and need this additional help with income. Thank you very much.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	9
Revolving Credit Balance:	$1,097.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 449565

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449565	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449565. Member loan 449565 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Omnicare, Inc.	Debt-to-income ratio:	20.00%
Length of employment:	n/a	Location:	Florence, KY

Home town:
Current & past employers:	Omnicare, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

552268 added on 10/07/09 > I will use approximately $13,500 of the loan to pay off three major credit cards. One of the cards has an approximate balance of $9500. I closed that account, which may have hurt my credit, but I will never have anything to do with Chase or any business affiliated with them. At least not knowingly. In four months time, from the time they took over the account from Washington Mutual, they raised my percentage rate twice, forced me to make two payments in one month, charged me a late fee and then reduced my credit limit, which was the final straw for me. The remaining amount of the loan will be placed into my savings account as part of my emergency fund. My significant other of 11 years lost his job a year ago in a reorganization. He was fortunate to find another job, but for less pay. Due to the economy, there is less work and the company has cut back on hours. Since April of this year, his paychecks cover only child support. I believe in keeping a savings account to cover at least 3-6 months of household expenses or as an emergency fund, which I have had to tap into during the past year. Paying the monthly bills is not a problem but adding to savings has not been easy. This loan will permit me to continue to pay the bills and add to the savings. Thank you for your consideration. 552268 added on 10/07/09 > I forgot to mention that I have two loans that will be paid in full in less than two years, which will bring in an additional $840 per month. Thank you.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,326.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449577	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449577. Member loan 449577 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	17.92%
Length of employment:	n/a	Location:	Gladstone, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

552300 added on 10/07/09 > This loan will give my company access to materials and supplies that are desperately needed to continue doing business with our new and current customers. It is an independently owned company seeking new growth and opportunity. With this loan I believe our company can start to expand into new states and maybe one day go public.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,386.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449587	$5,125	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449587. Member loan 449587 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Roswell Park Cancer Institute	Debt-to-income ratio:	24.12%
Length of employment:	1 year	Location:	Alden, NY

Home town:
Current & past employers:	Roswell Park Cancer Institute
Education:

This borrower member posted the following loan description, which has not been verified:

552319 added on 10/07/09 > I have never paid late on any loan or credit card, but that didn't stop my credit card companies from raising my rate to 26.99 and over. Called them to try to lower but they refused. 552319 added on 10/07/09 > Length of employment is incorrect, states 1 year is actually almost 4. Although I have only been at my current employer for 4 years I have never had a break in employment.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,930.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449589	$12,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449589. Member loan 449589 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	A Work of Faith Community Outreach Corp	Debt-to-income ratio:	10.93%
Length of employment:	4 years 36 months	Location:	BEAR, DE

Home town:
Current & past employers:	A Work of Faith Community Outreach Corp
Education:

This borrower member posted the following loan description, which has not been verified:

552326 added on 10/08/09 > Non-traditional student returning back to college. A mother trying to be an example to my children. Dreams never have to die just sometimes they get delayed. 552326 added on 10/09/09 > I can no longer ignore the elephant in the room......its time to eliminate debt and get excited about my future! This is my secind step, I shredded the cards last month.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,558.00	Public Records On File:	0
Revolving Line Utilization:	40.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449610

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449610	$12,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449610. Member loan 449610 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Accenture	Debt-to-income ratio:	11.45%
Length of employment:	1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Accenture
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

552363 added on 10/07/09 > Need to pay off a healthcare loan before 10/16/09 to avoid high interest costs. Help would be greatly appreciated. 552363 added on 10/08/09 > Also, in the process of paying off out of state college (Purdue) loans.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	13
Revolving Credit Balance:	$684.00	Public Records On File:	1
Revolving Line Utilization:	6.10%	Months Since Last Record:	18
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449615	$4,750	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449615. Member loan 449615 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	Harte Hanks	Debt-to-income ratio:	8.88%
Length of employment:	n/a	Location:	Cedar Creek, TX

Home town:
Current & past employers:	Harte Hanks
Education:

This borrower member posted the following loan description, which has not been verified:

552375 added on 10/07/09 > I am currently a student at Texas State of San Marcos and am majoring in Finance.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,325.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449623	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449623. Member loan 449623 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Private Client Group,llc	Debt-to-income ratio:	13.07%
Length of employment:	1 year	Location:	stonbrook, NY

Home town:
Current & past employers:	Private Client Group,llc
Education:

This borrower member posted the following loan description, which has not been verified:

552390 added on 10/08/09 > tax liabilty, extra cash in hand 552390 added on 10/08/09 > I'm employed at same position for over 20 yrs. i need loan to pay tax liablity and hve extra cash on hand for home inprovement 552390 added on 10/08/09 > Job is very stable. My income is 200k = annually. 552390 added on 10/08/09 > I have never been late with morgage or auto payments 552390 added on 10/08/09 > I'm done with notes 552390 added on 10/08/09 > My monthly home expenses are 7,000 monthly

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	31	Months Since Last Delinquency:	3
Revolving Credit Balance:	$171,950.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449645	$25,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449645. Member loan 449645 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,833 / month
Current employer:	n/a	Debt-to-income ratio:	22.50%
Length of employment:	n/a	Location:	Westerville, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

552435 added on 10/07/09 > We opened a scrapbook store here in Ohio on March 21, 2009. We initially put up over $50,000 of our personal money of which $25,000 was used to build the space out to open the business. We have a 2000 square foot store located in a strip center that is 95% occupied with a grocery store anchoring the strip center. The strip center is only about 5 years old. We are the only scrapbook store in the Westerville area. We have gathered a customer base of over 750 since we opened. We are making some of our own products with a Pazzle Machine. We have a wide variety of paper in the store. We need more stock to increase our sales and operating expenses.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1977	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	16
Revolving Credit Balance:	$67,768.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449646	$9,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449646. Member loan 449646 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	11.67%
Length of employment:	10 years 120 months	Location:	LITHONIA, GA

Home town:	Atlanta
Current & past employers:	Bank of America Corp., DeKalb County School System
Education:	Emory University

This borrower member posted the following loan description, which has not been verified:

552436 added on 10/07/09 > This loan will be used to pay off my credit card debt that banks have unfairly raised the interest rates on.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,973.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449657	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449657. Member loan 449657 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,234 / month
Current employer:	Harbor Freight Tools	Debt-to-income ratio:	13.34%
Length of employment:	n/a	Location:	Oxnard, CA

Home town:
Current & past employers:	Harbor Freight Tools
Education:

This borrower member posted the following loan description, which has not been verified:

552463 added on 10/07/09 > The purpose of this loan is to pay on attorney fees I owe. I have pretty much maxed out my Credit Card and If I can't pay what I owe my attorney will not represent me. I have tried to work out a payment plan with my attorney but they are not willing to work with me. All of these cost have been incurred on my in trying to obtain more custody of my soon to be 5 year old child. I can't fire my attorney because I truely do not have the financial means to do so, so I am stuck. 552463 added on 10/07/09 > I now that I can pay the purposed amount as stated and I maybe be able to pay it sooner that the 36 months it's out lined for. I just need someone to be kind and compassionate enough to give me a payment plan option. If my attorney was not as stronghold as she has been and would work with me on a payment plan, then I would not need such a loan, but with Credit Card interest rates going through the roof its virtually hard to get any type of credit or loan give to me.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,299.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449692	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449692. Member loan 449692 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Heavenly Gates	Debt-to-income ratio:	15.50%
Length of employment:	1 year	Location:	West Palm Beach, FL

Home town:
Current & past employers:	Heavenly Gates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,421.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449708	$3,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449708. Member loan 449708 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$30,000 / month
Current employer:	madera community hospital	Debt-to-income ratio:	2.09%
Length of employment:	1 year	Location:	kerman, CA

Home town:
Current & past employers:	madera community hospital
Education:

This borrower member posted the following loan description, which has not been verified:

552558 added on 10/07/09 > my income is 36,000 a year and not 360,000. type that i couldn't go back and fix. I'm in school right now for the RN program. I will be done in may 2010 and will then make lots of money. Until then, i just need this to consolidate my debt. thanks for your help!

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	82
Revolving Credit Balance:	$1,950.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449720	$10,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449720. Member loan 449720 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Ameripac LLC	Debt-to-income ratio:	10.40%
Length of employment:	18 years 216 months	Location:	HONOLULU, HI

Home town:
Current & past employers:	Ameripac LLC
Education:

This borrower member posted the following loan description, which has not been verified:

552577 added on 10/07/09 > Need to consolidate higher interest debt. Have no problem paying.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	8
Revolving Credit Balance:	$7,218.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449728	$17,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449728. Member loan 449728 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,267 / month
Current employer:	Precizion 1 Processing	Debt-to-income ratio:	4.07%
Length of employment:	1 year	Location:	LaCresenta, CA

Home town:
Current & past employers:	Precizion 1 Processing
Education:

This borrower member posted the following loan description, which has not been verified:

552593 added on 10/07/09 > I am going to school to take the Brokers Test I currently work in Real Estate as a processor and the money is very good. But I would like to by pass the stability of the economy and go back to school I can get 2 to 3 years of College courses out of the way and they will allow me to take the brokers test first.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,790.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449731	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449731. Member loan 449731 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,033 / month
Current employer:	St. Vincents Medical Center	Debt-to-income ratio:	1.75%
Length of employment:	1 year 4 months	Location:	ORANGE PARK, FL

Home town:
Current & past employers:	St. Vincents Medical Center
Education:	University of North Florida

This borrower member posted the following loan description, which has not been verified:

552604 added on 10/08/09 > I'm getting this loan for 2 reasons: to pay for an automobile repair and to build my credit score higher. I work full-time and do not have to pay rent as I live with my parents. Please help me fund this loan as soon as possible. Thanks. 552604 added on 10/08/09 > I earn about $2,400 a month after taxes have been taken out so I will have plenty of money to pay off this loan monthly. I have a very stable job that is actually hiring for new positions since we are growing busier everyday. 552604 added on 10/09/09 > I also wanted to add that I have a bachelor's degree. I work in Financial Planning and I've always been very responsible with handling my finances. I plan on owning a home in the next few years so I am hoping this loan will help boost my credit rating so I can lock into the best interest rate possible. Thanks again!"

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,867.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449735	$21,600	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449735. Member loan 449735 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,917 / month
Current employer:	Invision Inc.	Debt-to-income ratio:	11.23%
Length of employment:	1 year 24 months	Location:	LAWRENCEVILLE, GA

Home town:
Current & past employers:	Invision Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

552611 added on 10/08/09 > Looking for pay off debt - not for a fast fix. I've paid off $10k so far this year and can't wait to be debt free. The credit card companies just make this impossible anymore with constantly increasing rates. I've been paying more than the minimums and am easily able to keep up with this rate. My goal is to actually pay off this loan in 2-2.5 years.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	10
Revolving Credit Balance:	$31,904.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449737	$13,050	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449737. Member loan 449737 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Johnson and Johnson	Debt-to-income ratio:	13.33%
Length of employment:	1 year 24 months	Location:	HOBOKEN, NJ

Home town:
Current & past employers:	Johnson and Johnson
Education:

This borrower member posted the following loan description, which has not been verified:

552616 added on 10/07/09 > I would like to consolidate and pay off some debt from college. I currently work for Johnson and Johnson as an engineer and make a good salary. This loan is to reduce the interest that I'm paying on my current debt.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,046.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449741	$1,400	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449741. Member loan 449741 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	7.47%
Length of employment:	1 year	Location:	Hoover, AL

Home town:
Current & past employers:	Whole Foods Market
Education:

This borrower member posted the following loan description, which has not been verified:

550848 added on 10/07/09 > loan to consilidate debt from several higher intrest credit cards, great credit history and stable job

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,774.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449768	$3,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449768. Member loan 449768 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,800 / month
Current employer:	SAISD	Debt-to-income ratio:	15.61%
Length of employment:	9 years	Location:	San Angelo, TX

Home town:
Current & past employers:	SAISD
Education:

This borrower member posted the following loan description, which has not been verified:

552670 added on 10/07/09 > I am going to use the funds to help get my daughter moved. I have worked for the same employer for over 15 years.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	35
Revolving Credit Balance:	$1,125.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449803

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449803	$5,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449803. Member loan 449803 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Barnes & Noble	Debt-to-income ratio:	16.16%
Length of employment:	1 year	Location:	Scranton, PA

Home town:
Current & past employers:	Barnes & Noble
Education:

This borrower member posted the following loan description, which has not been verified:

552738 added on 10/07/09 > I plan to use these funds to pay off my one credit card, which has a high interest rate.

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$811.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449831	$4,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449831. Member loan 449831 was requested on October 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Associated Bank	Debt-to-income ratio:	20.68%
Length of employment:	1 year	Location:	Rochester, MN

Home town:
Current & past employers:	Associated Bank
Education:

This borrower member posted the following loan description, which has not been verified:

552794 added on 10/07/09 > Using to pay off a high credit card balance with high interest and

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,866.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449866

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449866	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449866. Member loan 449866 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	intertek	Debt-to-income ratio:	0.86%
Length of employment:	5 years	Location:	kenner, LA

Home town:
Current & past employers:	intertek
Education:

This borrower member posted the following loan description, which has not been verified:

552820 added on 10/08/09 > can pay you sooner within term limit 552820 added on 10/10/09 > Thanks for the support fellas and gals

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	75
Revolving Credit Balance:	$1,749.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449867	$24,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449867. Member loan 449867 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,995 / month
Current employer:	Spencer Stuart	Debt-to-income ratio:	12.19%
Length of employment:	1 year 12 months	Location:	VOORHEES, NJ

Home town:
Current & past employers:	Spencer Stuart
Education:

This borrower member posted the following loan description, which has not been verified:

552821 added on 10/08/09 > I have an MBA (Wharton), have worked on Wall St (Lehman Brothers), have never had a late payment on any of my student loans, and now have a secure job. I would like to use the proceeds to pay off higher interest rate credit card debt I incurred while unemployed at the beginning of this year. thank you.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,665.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449880

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449880	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449880. Member loan 449880 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	n/a	Debt-to-income ratio:	14.74%
Length of employment:	1 year	Location:	houston, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	10
Revolving Credit Balance:	$3,192.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449882	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449882. Member loan 449882 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	USPS	Debt-to-income ratio:	11.74%
Length of employment:	100 years	Location:	clifton, NJ

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

552851 added on 10/08/09 > this loan is for help my son with his goals.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	22
Revolving Credit Balance:	$14,172.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449913	$2,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449913. Member loan 449913 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Customs and Border Protection	Debt-to-income ratio:	4.80%
Length of employment:	1 year 8 months	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	Customs and Border Protection
Education:

This borrower member posted the following loan description, which has not been verified:

552940 added on 10/08/09 > I recently had a lot of unexpected expenses and just need a small cash infusion to get me through the end of the year.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	58
Revolving Credit Balance:	$768.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449915

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449915	$1,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449915. Member loan 449915 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	Scott and White Hospital	Debt-to-income ratio:	21.30%
Length of employment:	2 years 18 months	Location:	WACO, TX

Home town:
Current & past employers:	Scott and White Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

552943 added on 10/08/09 > Will use loan to pay for recent moving associated expenses. I'm a registered nurse with a reliable and well paying job. Good credit history and I make all payments on-time.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	62
Revolving Credit Balance:	$11,594.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449935	$5,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449935. Member loan 449935 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	FedEx	Debt-to-income ratio:	0.60%
Length of employment:	1 year 4 months	Location:	CHICAGO, IL

Home town:
Current & past employers:	FedEx
Education:

This borrower member posted the following loan description, which has not been verified:

552992 added on 10/08/09 > House Expenditures and Personal finance

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	5
Revolving Credit Balance:	$539.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 449936

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449936	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449936. Member loan 449936 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	10.92%
Length of employment:	1 year 12 months	Location:	SHERIDAN, IL

Home town:
Current & past employers:	United States Army
Education:	Northern Illinois University, Waubonsee Community College

This borrower member posted the following loan description, which has not been verified:

552997 added on 10/08/09 > I'm graduating with my web development degree and need to consolidate my credit cards to get a fresh start on a new and profitable life! 552997 added on 10/08/09 > Addition: The other big factor that spurred me to participate in this system is because I received letters from all three of my credit cards that they were increasing my interest rate by 10% (up to 19.9%) for no reason. Calling AMEX and inquiring about it only gave me the "because we can" answer. Help me wipe away those unfair charges. I'm always on time and reliable. Very good credit score. You'll get your return, guaranteed!

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	82
Revolving Credit Balance:	$5,276.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449944	$13,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449944. Member loan 449944 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,583 / month
Current employer:	Midwest Assistance Program, Inc.	Debt-to-income ratio:	21.58%
Length of employment:	3 years	Location:	Arlington, MN

Home town:
Current & past employers:	Midwest Assistance Program, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

553012 added on 10/08/09 > With this loan, I will have finally consolidated the last two pieces of my debt into one, and will be on my way to a successful financial future.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,335.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449976	$25,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449976. Member loan 449976 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,208 / month
Current employer:	n/a	Debt-to-income ratio:	0.82%
Length of employment:	1 year	Location:	north hollywood, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,235.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 449978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449978	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449978. Member loan 449978 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,650 / month
Current employer:	Interstate Collision Center	Debt-to-income ratio:	2.51%
Length of employment:	100 years	Location:	North Hollywood, CA

Home town:
Current & past employers:	Interstate Collision Center
Education:

This borrower member posted the following loan description, which has not been verified:

551144 added on 10/08/09 > I am adding an extra room to my house, I just need this amount to finish this project, I went a little over budget.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,069.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450030	$4,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450030. Member loan 450030 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	WV Business College	Debt-to-income ratio:	19.38%
Length of employment:	1 year	Location:	Buckhannon, WV

Home town:
Current & past employers:	WV Business College
Education:

This borrower member posted the following loan description, which has not been verified:

553203 added on 10/08/09 > This loan will help in restoring original craftsmanship. Historical restoration is very important.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,974.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450038

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450038	$4,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450038. Member loan 450038 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Mark & Kristen	Debt-to-income ratio:	6.29%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Mark & Kristen
Education:

This borrower member posted the following loan description, which has not been verified:

553221 added on 10/08/09 > I plan to pay off debt only. I am responsible client that have always paid my bill on time. I can pay $1,000/month for this loan. I have a network of clients that enable and ensure that I have a steady and stable work flow.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,683.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450045

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450045	$10,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450045. Member loan 450045 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Brendel Restoration	Debt-to-income ratio:	19.10%
Length of employment:	4 years	Location:	Columbia, MD

Home town:
Current & past employers:	Brendel Restoration
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$412.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450048	$5,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450048. Member loan 450048 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Fujisankei Communications International	Debt-to-income ratio:	4.38%
Length of employment:	1 year 4 months	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	Fujisankei Communications International
Education:

This borrower member posted the following loan description, which has not been verified:

553240 added on 10/08/09 > This loan will be used to consolidate my credit card debt. I have an excellent credit history, a monthly budget of around $1,200, and work for a very stable company.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,467.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450050	$15,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450050. Member loan 450050 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,458 / month
Current employer:	Chung Worldwide Corp	Debt-to-income ratio:	4.33%
Length of employment:	6 years	Location:	Cypress, CA

Home town:
Current & past employers:	Chung Worldwide Corp
Education:

This borrower member posted the following loan description, which has not been verified:

553245 added on 10/08/09 > I have about 8000 in debt and I need to pay off that debt and then once I pay this loan off I will be debt free. 553245 added on 10/09/09 > My debt is from investing in my company. I want to pay this off and I can use the 15k to do that and be confortable making the payments. The $15,000.00 will allow me some room to be flexible. Also I will be able to pay the $500.00 per month and pay it off in 3 years vrs. revolving and compounding interest.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,468.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450071	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450071. Member loan 450071 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	RLI	Debt-to-income ratio:	14.33%
Length of employment:	8 years	Location:	Medina, OH

Home town:
Current & past employers:	RLI
Education:

This borrower member posted the following loan description, which has not been verified:

553288 added on 10/08/09 > I plan to use the funds to pay off higher interest credit card debt. I have been employed by the same company for more than 7 years in a stable sector. I have an undergraduate and graduate degree in accounting. I have weighed my options and this is clearly the best option. I hope to find a lender who believes I am their best option as well.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,984.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450080	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450080. Member loan 450080 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	n/a	Debt-to-income ratio:	4.23%
Length of employment:	1 year	Location:	Lafayette, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,205.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450098

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450098	$22,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450098. Member loan 450098 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	New Albion Cleaner	Debt-to-income ratio:	17.10%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	New Albion Cleaner
Education:

This borrower member posted the following loan description, which has not been verified:

553340 added on 10/08/09 > I am applying for this loan because my son needs to have back surgery and unfortunately he currently does not have health insurance. I am hoping this loan will cover the surgery and give him and his family an extra 5k to help with other expenses while he recovers for an estimated 4 months. The surgery is estimated at 20k. Two of his discs on the lumber spine has an annular tear causing the nucleus of the spine to leak out and is putting a lot of pressure on his nerve. He needs surgery ASAP because this has been an ongoing thing for about 6 months now. He tried to get better with physical therapy, acupuncture and epidural shots but none of these treatments have helped. I hope you can all help my son get better with this surgery. Thank you!

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$560.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450129	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450129. Member loan 450129 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	AT&T	Debt-to-income ratio:	4.53%
Length of employment:	1 year	Location:	Marina del Rey, CA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

553399 added on 10/08/09 > This is towards the purchase of a triathlon specific road bike.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,312.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450131	$6,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450131. Member loan 450131 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Stored Value Solutions	Debt-to-income ratio:	4.71%
Length of employment:	7 years	Location:	Louisville, KY

Home town:
Current & past employers:	Stored Value Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

553401 added on 10/09/09 > My loan will be to payoff my credit card balance. I always paid my payments on time and paid more than the minimum . The credit card company has recently raised my interest to 24%. Last week I was informed my card would go from fixed to variable. I work for a company that keeps growing making my job stable and me loan worthy. Please...your help attaining the amount needed to payoff the balance will be greatly appreciated.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,285.00	Public Records On File:	1
Revolving Line Utilization:	52.80%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399746	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399746. Member loan 399746 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Montessori School of Beaverton	Debt-to-income ratio:	15.84%
Length of employment:	4 years	Location:	Beaverton, OR

Home town:
Current & past employers:	Montessori School of Beaverton
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to make one monthly payment instead of multiple. I am also less than impressed with the way a couple of my creditors are handling my account.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,825.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445208	$24,250	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445208. Member loan 445208 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Westchester Medical Center	Debt-to-income ratio:	19.44%
Length of employment:	3 years 24 months	Location:	YONKERS, NY

Home town:
Current & past employers:	Westchester Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	77
Revolving Credit Balance:	$6,790.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 447250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447250	$24,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447250. Member loan 447250 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,250 / month
Current employer:	Woodforest National Bank	Debt-to-income ratio:	14.84%
Length of employment:	1 year 120 months	Location:	SPRING, TX

Home town:
Current & past employers:	Woodforest National Bank
Education:

This borrower member posted the following loan description, which has not been verified:

547704 added on 10/09/09 > Debt consolidation to reposition ourselves and eliminate credit cards from our lifestyle

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,007.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448258	$6,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448258. Member loan 448258 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,427 / month
Current employer:	Texas A&M University - TEES	Debt-to-income ratio:	18.13%
Length of employment:	7 months	Location:	COLLEGE STATION, TX

Home town:
Current & past employers:	Texas A&M University - TEES
Education:

This borrower member posted the following loan description, which has not been verified:

549750 added on 10/09/09 > Credit Card Debt Consolidation

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,713.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449264	$25,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449264. Member loan 449264 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Allied Aviation	Debt-to-income ratio:	9.00%
Length of employment:	1 year	Location:	saint albans, NY

Home town:
Current & past employers:	Allied Aviation
Education:

This borrower member posted the following loan description, which has not been verified:

550339 added on 10/09/09 > I plan on making my place more modern. I am a good borrower i pay all my bills on time and i have a good credit report. My job is very stable i been there for 5 years now, Even with the recession going on my job has not laid off any workers.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,951.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449899

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449899	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449899. Member loan 449899 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Smith & Nephew Orthopaedics	Debt-to-income ratio:	12.42%
Length of employment:	3 years 24 months	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	Smith & Nephew Orthopaedics
Education:

This borrower member posted the following loan description, which has not been verified:

552894 added on 10/09/09 > I have been in the surgery industry for the past 13 years. I have a very steady career despite the current economy. I plan to use the money from this loan to pay for my fiancee(and mine) dream wedding. I have no problem paying back with automatic withdrawl. I am an honest hard working person just in need some help providing a dream wedding and memories to last a lifetime. Thanks 552894 added on 10/09/09 > I have been in the surgery industry for the past 13 years. I have a very steady career despite the current economy. I plan to use the money from this loan to pay for my fiancee(and mine) dream wedding. I have no problem paying back with automatic withdrawl. I am an honest hard working person just in need some help providing a dream wedding and memories to last a lifetime. Thanks

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,047.00	Public Records On File:	1
Revolving Line Utilization:	33.60%	Months Since Last Record:	77
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 449939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449939	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449939. Member loan 449939 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	TIEN TIEN FOOD CO	Debt-to-income ratio:	8.12%
Length of employment:	7 years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	TIEN TIEN FOOD CO
Education:

This borrower member posted the following loan description, which has not been verified:

553002 added on 10/09/09 > For the Wedding Expense, we will plan the wedding on Dec 09, but we find out we need a lot expense for the party and etc. We have a job, so that we can make the payment on time.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,950.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449956	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449956. Member loan 449956 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	Sidelines Inc	Debt-to-income ratio:	3.65%
Length of employment:	7 years	Location:	Glendale, AZ

Home town:
Current & past employers:	Sidelines Inc
Education:

This borrower member posted the following loan description, which has not been verified:

553081 added on 10/09/09 > I had purchased 40 acres that had a ballon payment after 10 years, the loan was held by the seller. The loan was supposed to have an option to extend an additional 3 years but the seller decided due to the economy and his investments not returning what he needs for retirement he needs his money now. I was not anticipating this as until now he was fine with the extending the loan an additional 3 years. 553081 added on 10/09/09 > After paying for 10 years I do not wish to have this taken away and will do what is necessary to keep this property.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,231.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450109	$24,250	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450109. Member loan 450109 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,500 / month
Current employer:	Port Washington Police District	Debt-to-income ratio:	17.14%
Length of employment:	1 year 192 months	Location:	PORT WASHINGTON, NY

Home town:
Current & past employers:	Port Washington Police District
Education:

This borrower member posted the following loan description, which has not been verified:

553361 added on 10/09/09 > Will be used to pay off existing credit cards and close those accounts. My job is very secure, with no layoffs since it was started over 85 years ago. 553361 added on 10/09/09 > government employer

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	36
Revolving Credit Balance:	$46,226.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450140	$17,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450140. Member loan 450140 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,842 / month
Current employer:	Trinity School	Debt-to-income ratio:	13.45%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	Trinity School
Education:

This borrower member posted the following loan description, which has not been verified:

553415 added on 10/09/09 > I was starting to make good progress in paying off my debt, when the house I was living in was flooded in late July. I ended up moving to a new city for a better job, but there are still some basics that I need to buy before the New England winter rolls around. This is to consolidate my remaining debt, and purchase essentials.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,799.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450142	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450142. Member loan 450142 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,476 / month
Current employer:	NDI	Debt-to-income ratio:	22.90%
Length of employment:	7 years	Location:	Alexandria, VA

Home town:	Mt.Rainier
Current & past employers:	NDI, Smithsonian Institution
Education:

This borrower member posted the following loan description, which has not been verified:

553419 added on 10/09/09 > I am a single parent with a teenage son who now at 50 yrs old is finally able to pursure the American dream of owning my own home. I want to consolidate my debit into one monthly payment which will help me to qualify for a little higher amount when purchasing my new home. Help make my dream come true.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	62
Revolving Credit Balance:	$6,632.00	Public Records On File:	1
Revolving Line Utilization:	26.80%	Months Since Last Record:	64
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 450147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450147	$2,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450147. Member loan 450147 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,750 / month
Current employer:	dunkin donuts	Debt-to-income ratio:	12.46%
Length of employment:	1 year 6 months	Location:	ROCHESTER, NY

Home town:
Current & past employers:	dunkin donuts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	69
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450154	$3,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450154. Member loan 450154 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	air tight llc	Debt-to-income ratio:	7.96%
Length of employment:	4 years	Location:	toms river, NJ

Home town:
Current & past employers:	air tight llc
Education:

This borrower member posted the following loan description, which has not been verified:

553455 added on 10/09/09 > personal loan for home improvement

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	59
Revolving Credit Balance:	$7,562.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450164	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450164. Member loan 450164 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,917 / month
Current employer:	Towers Perrin	Debt-to-income ratio:	2.58%
Length of employment:	100 years	Location:	WIlton, CT

Home town:
Current & past employers:	Towers Perrin
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	52
Revolving Credit Balance:	$137,747.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450171	$8,150	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450171. Member loan 450171 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	JEAcoustics	Debt-to-income ratio:	23.57%
Length of employment:	6 years	Location:	Austin, TX

Home town:
Current & past employers:	JEAcoustics
Education:

This borrower member posted the following loan description, which has not been verified:

553486 added on 10/09/09 > With this money I will be able to eliminate the last of my high interest credit card debt which I accumulated during college. I started only a few years ago with balances exceeding $25,000. Through discipline and good planning, I am closer and closer to being consumer debt free. The more of my balances that is paid off or gets moved into low interest accounts, the faster I can achieve this goal and then move on to the next goal of owning a home.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,508.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450175	$3,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450175. Member loan 450175 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Fastenal	Debt-to-income ratio:	13.49%
Length of employment:	7 years	Location:	Madison, WI

Home town:
Current & past employers:	Fastenal
Education:

This borrower member posted the following loan description, which has not been verified:

553505 added on 10/09/09 > I plan to use the loan to pay down a credit card with a higher interest rate. I have excellent credit, all payments are one time. I have been with my current employer for 6 years.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,736.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450180	$14,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450180. Member loan 450180 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$40,000 / month
Current employer:	IBM	Debt-to-income ratio:	2.09%
Length of employment:	5 years	Location:	thornton, CO

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

553506 added on 10/09/09 > refinancing credit card at better rate

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	71
Revolving Credit Balance:	$19,868.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450187

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450187	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450187. Member loan 450187 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Ernst & Young	Debt-to-income ratio:	3.47%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	Ernst & Young
Education:

This borrower member posted the following loan description, which has not been verified:

553527 added on 10/09/09 > Hello. I am an accountant in New York who has been working at "Big 4" accounting firms consecutively for the past 4 1/2 years. Since I provide some special niche services in my industry, I am never in danger of losing my job involuntarily. This loan will help me consolidate some debt I incurred as a result of helping family members with some rather large (but necessary) medical and legal bills. I don't complain about incurring the debt because it was the right thing to do. Now all I would like to do is pay one bill at a decent interest rate instead of 4 credit cards at high rates. Thank you for your interest.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,739.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450189	$7,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450189. Member loan 450189 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Nixa Fire Protection District	Debt-to-income ratio:	17.19%
Length of employment:	6 years	Location:	Willard, MO

Home town:
Current & past employers:	Nixa Fire Protection District
Education:

This borrower member posted the following loan description, which has not been verified:

553529 added on 10/09/09 > I am a full time firefighter and also have a second job as an Emergency Management Director for the small town I live in. I pay my bills on time but Im tired of making four different payments, just want to consolidate into one monthly payment for budgeting reasons.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,891.00	Public Records On File:	1
Revolving Line Utilization:	38.50%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450193	$6,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450193. Member loan 450193 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,447 / month
Current employer:	Bio-Rad Laboratories	Debt-to-income ratio:	22.72%
Length of employment:	10 years	Location:	Vallejo, CA

Home town:
Current & past employers:	Bio-Rad Laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

553537 added on 10/09/09 > My husband was unemployed for three years due to manic depression and schizophrenia. He's now much better and is working full time and have been working at the same company for the last 2years. I hope you can help us. 553537 added on 10/09/09 > My husband was unemployed for three years due to manic depression and schizophrenia. This is how we got into debt. He's now much better and is working full time and have been working at the same company for the last 2 years. My eldest daughter is also now going to school and working at the same time and she's able to help us. I hope you can help us. 553537 added on 10/09/09 > My husband was unemployed for three years due to manic depression and schizophrenia. He's now much better and is working full time and have been working at the same company for the last 2years. I hope you can help us. 553537 added on 10/09/09 > My husband was unemployed for three years due to manic depression and schizophrenia. This is how we got into debt. He's now much better and is working full time and have been working at the same company for the last 2 years. My eldest daughter is also now going to school and working at the same time and she's able to help us. I hope you can help us.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,978.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450213

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450213	$7,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450213. Member loan 450213 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Consumertrack	Debt-to-income ratio:	21.55%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Consumertrack
Education:

This borrower member posted the following loan description, which has not been verified:

553603 added on 10/09/09 > I've gotten loans from Lending Club before and they are in good standing. I'm gainfully employed, but, like everyone else, have had my credit card rates jacked up to a point where I think a loan is better for my financial future. I want to get rid of all my credit card debt and this will substantially help.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,356.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450219	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450219. Member loan 450219 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,751 / month
Current employer:	City of Akron, Ohio	Debt-to-income ratio:	24.61%
Length of employment:	5 years	Location:	Akron, OH

Home town:
Current & past employers:	City of Akron, Ohio
Education:

This borrower member posted the following loan description, which has not been verified:

553616 added on 10/09/09 > I have several credit cards that have recently raised my rates for no particular reason but that times are tight for them. I would like to consolidate and pay off those cards at a lower rate, which will save me money as well and not give any more to the credit card companies that absolutely necessary!

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,820.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450224	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450224. Member loan 450224 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,032 / month
Current employer:	jamestown public schools	Debt-to-income ratio:	18.20%
Length of employment:	100 years	Location:	ashville, NY

Home town:
Current & past employers:	jamestown public schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	79
Revolving Credit Balance:	$50,935.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450231	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450231. Member loan 450231 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	Consulting For Strategic Growth	Debt-to-income ratio:	8.21%
Length of employment:	6 years	Location:	Long Beach, NY

Home town:
Current & past employers:	Consulting For Strategic Growth
Education:

This borrower member posted the following loan description, which has not been verified:

553641 added on 10/09/09 > My Wife and I would like to consolidate our Debt so we are comfortable with moving forward and starting a family. I have been at my current Job for 5 years and it is a family owned business. I am diligent when it comes to paying my bills on time and have never defaulted on an obligation.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	23
Revolving Credit Balance:	$39,732.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450234	$13,750	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450234. Member loan 450234 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Morenci Water & Electric Company	Debt-to-income ratio:	24.04%
Length of employment:	100 years	Location:	Clifton, AZ

Home town:
Current & past employers:	Morenci Water & Electric Company
Education:

This borrower member posted the following loan description, which has not been verified:

553649 added on 10/09/09 > I'm trying to pay consolidate bank cards, and finish paying for my mom's funeral

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,783.00	Public Records On File:	0
Revolving Line Utilization:	98.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450238	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450238. Member loan 450238 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Saint Raphael Hospita	Debt-to-income ratio:	8.20%
Length of employment:	1 year 8 months	Location:	New Haven, CT

Home town:	Ridgefield
Current & past employers:	Saint Raphael Hospita, Pharmacist
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Hi I'm in need for money to pay for my MBA program at UCONN business school in Hartford, CT. Any help would be greatly appreciate. Thank you

A credit bureau reported the following information about this borrower member on September 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,701.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450272	$12,800	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450272. Member loan 450272 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	U.S. Army	Debt-to-income ratio:	15.24%
Length of employment:	5 years	Location:	Killeen, TX

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,864.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450280	$14,400	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450280. Member loan 450280 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Wells Fargo Bank	Debt-to-income ratio:	10.27%
Length of employment:	3 years 24 months	Location:	FONTANA, CA

Home town:	Haifa
Current & past employers:	Wells Fargo Bank
Education:	Mt. San Antonia College

This borrower member posted the following loan description, which has not been verified:

553731 added on 10/09/09 > Loan to be used to pay off and consolidate all debt.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,897.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450285	$24,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450285. Member loan 450285 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	IBM	Debt-to-income ratio:	3.25%
Length of employment:	1 year 168 months	Location:	CANYON COUNTRY, CA

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

553742 added on 10/09/09 > I have been with my company for well over a decade proving a steady income and I have few outstanding loans. This money will assist with special classes for my autistic child.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	55
Revolving Credit Balance:	$172.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450289	$1,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450289. Member loan 450289 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,950 / month
Current employer:	Mountaineer Casino	Debt-to-income ratio:	22.71%
Length of employment:	100 years	Location:	East Liverpool, OH

Home town:
Current & past employers:	Mountaineer Casino
Education:

This borrower member posted the following loan description, which has not been verified:

553750 added on 10/09/09 > I have recently moved, and would like to purchase a few new needed items for my home. I am current on all payments required of me. I have been employed at my current job for 12+ years.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	11
Revolving Credit Balance:	$705.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450292	$4,400	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450292. Member loan 450292 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Newcomb Spring	Debt-to-income ratio:	2.39%
Length of employment:	1 year	Location:	Wolcott, CT

Home town:
Current & past employers:	Newcomb Spring
Education:

This borrower member posted the following loan description, which has not been verified:

553755 added on 10/09/09 > My daughter needs a car for work, college and church (she plays the keyboards for our Worship Team). She is paying her way through college. I have seven children:5 boys and 2 girls.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,779.00	Public Records On File:	0
Revolving Line Utilization:	9.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450316	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450316. Member loan 450316 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,516 / month
Current employer:	motion picture and television funds	Debt-to-income ratio:	17.73%
Length of employment:	5 years 2 months	Location:	n hollywood, CA

Home town:	yerevan
Current & past employers:	motion picture and television funds, dians laser certer
Education:

This borrower member posted the following loan description, which has not been verified:

looking to remarried loan to photo wedding gown dinners honeymoon

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,094.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450338

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450338	$25,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450338. Member loan 450338 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	13.22%
Length of employment:	1 year	Location:	Englewood, NJ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553835 added on 10/09/09 > I am seeking a business loan to start my own tax firm for the upcoming 2010 tax season. I need capital to secure an office space, furniture and equipment. I could run the Tax Firm as a Home based Business, but that option is not preferable. I have been a full time Professional Tax Preparer/ staff manager for a small Tax Firm for the last 7 years. My revenue production at this firm averaged over $110K+ for the last 6 seasons, which represents over 45% of the seasonal revenue at this firm. Although I've been self employed for over 10 years I pay my bills ontime, barring any unforseen circumstances. The loan is for start up capital, I have worked the payments into my personal budget however, I plan on using a portion of the loan to repay the loan, to establish credit for my Tax Firm. I contacted approximately 465 of my clients and received confirmation that 85%-95% would follow me to a new firm and I am confident that my tax firm will generate gross revenues up to $100K within this first year based on the percentages of clients that will follow me. Thank you for your time, attention and consideration. 553835 added on 10/09/09 > I will be more than happy to supply any additional information upon request.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	10
Revolving Credit Balance:	$26,157.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450341	$25,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450341. Member loan 450341 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	16.06%
Length of employment:	1 year	Location:	Westminster, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553838 added on 10/09/09 > We offer Mobile and RFID software products for Energy and Process manufacturing industries to improve their equipment effectiveness and work processes. We are looking for a short-term working capital.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	45
Revolving Credit Balance:	$28,332.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450342	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450342. Member loan 450342 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	U.S. Military	Debt-to-income ratio:	16.16%
Length of employment:	8 years 84 months	Location:	KILLEEN, TX

Home town:
Current & past employers:	U.S. Military
Education:

This borrower member posted the following loan description, which has not been verified:

553839 added on 10/09/09 > These funds will be used to pay off my wedding in South Carolina.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,175.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450345	$25,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450345. Member loan 450345 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Brookdale Senior Living	Debt-to-income ratio:	19.94%
Length of employment:	4 years	Location:	Palm Harbor, FL

Home town:
Current & past employers:	Brookdale Senior Living
Education:

This borrower member posted the following loan description, which has not been verified:

553844 added on 10/09/09 > I plan to pay off 3 debts using this loan. I make all my payments on time. My job is very stable. The monthly amount will fit in my budget.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,416.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450346

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450346	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450346. Member loan 450346 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	n/a	Debt-to-income ratio:	8.14%
Length of employment:	1 year	Location:	Burbank, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553843 added on 10/09/09 > I have been in the trade business for over a decade now. I have started my own import export broker business for almost year and half now. This loan will help me expand my business and grow larger just like any successful small business company. This loan will give me the opportunity to expand to a warehouse with a larger storage. Plus, Ill have the right resources to do better and efficient work.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$431.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450371	$16,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450371. Member loan 450371 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,267 / month
Current employer:	Pfizer	Debt-to-income ratio:	19.45%
Length of employment:	1 year	Location:	Suwanee, GA

Home town:
Current & past employers:	Pfizer
Education:

This borrower member posted the following loan description, which has not been verified:

553881 added on 10/09/09 > Funds will be used to down debt

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$101,022.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450393	$6,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450393. Member loan 450393 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,170 / month
Current employer:	United Food and Commercial Workers	Debt-to-income ratio:	16.39%
Length of employment:	100 years	Location:	Riverview, FL

Home town:
Current & past employers:	United Food and Commercial Workers
Education:

This borrower member posted the following loan description, which has not been verified:

553917 added on 10/09/09 > Borrower with Excellent Credit

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,524.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450399	$7,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450399. Member loan 450399 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	23.74%
Length of employment:	1 year	Location:	Tempe, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553926 added on 10/09/09 > I have a credit card with almost $5000 which has a 29% interest rate and a car with $2200 left to pay off with almost the same rate. I pay $460 per month currently on the car and close to $200 per month on the card. The card is almost all interest, so I never get anywhere on paying it down. Getting rid of approx. $650 a month will help tremendously!

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	23
Revolving Credit Balance:	$2,524.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450420	$4,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450420. Member loan 450420 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	L.A.U.S.D.	Debt-to-income ratio:	24.71%
Length of employment:	8 years	Location:	Pacoima, CA

Home town:
Current & past employers:	L.A.U.S.D.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,003.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450426

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450426	$24,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450426. Member loan 450426 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	n/a	Debt-to-income ratio:	11.05%
Length of employment:	1 year	Location:	San Diego, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553988 added on 10/09/09 > I have a very successful business that needs money for the Christmas season. We're expanding well utilizing the slowdown in the economy. Our business works really well even in the down economy due to us being the best deal in town. 553988 added on 10/09/09 > I own discounted fragrance stores in top malls in California and Colorado. Since we sell designer fragrances cheaper than the departmental stores, we are doing very well. New opportunities have come up for the Christmas season which I need money for. If you have ANY questions, please feel free to submit it to me and I'll do the best in answering those. Thanks!

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$151,202.00	Public Records On File:	0
Revolving Line Utilization:	87.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 73 dated October 10, 2009